UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07831

FMI Funds, Inc.
 (Exact name of registrant as specified in charter)

100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

John S. Brandser
Fiduciary Management, Inc.
100 East Wisconsin Avenue
 Suite 2200
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 226-4555
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Item 1. Reports to Stockholders.

ANNUAL REPORT
September 30, 2017

FMI Large Cap Fund
Investor Class (FMIHX)
Institutional Class (FMIQX)

FMI Common Stock Fund
Investor Class (FMIMX)
Institutional Class (FMIUX)

FMI International Fund
Investor Class (FMIJX)
Institutional Class (FMIYX)

FMI Funds, Inc.

Advised by Fiduciary Management, Inc.
www.fmifunds.com

FMI Funds, Inc.
TABLE OF CONTENTS

FMI Large Cap Fund
Shareholder Letter	1
Management’s Discussion of Fund Performance	8
Schedule of Investments	10
Industry Sectors	12

FMI Common Stock Fund
Shareholder Letter	13
Management’s Discussion of Fund Performance	20
Schedule of Investments	22
Industry Sectors	24

FMI International Fund
Shareholder Letter	25
Management’s Discussion of Fund Performance	33
Schedule of Investments	36
Schedule of Forward Currency Contracts	39
Industry Sectors	40

Financial Statements
Statements of Assets and Liabilities	41
Statements of Operations	42
Statements of Changes in Net Assets	43
Financial Highlights	46
Notes to Financial Statements	52

Report of Independent Registered Public Accounting Firm	62
Expense Example	63
Directors and Officers	65
Disclosure Information	68
Additional Information	71
Tax Notice	71
Notice of Privacy Policy	72
Householding Notice	72

FMI
Large Cap
Fund

September 30, 2017

Dear Fellow Shareholders:

The FMI Large Cap Fund returned 3.60%1 and 12.42%1 for the three and nine months ending September 30, respectively.  This compares to 4.48% and 14.24% in the corresponding periods for the Standard & Poor’s 500 Index (S&P 500).  In the quarter, sectors on the plus side included Retail Trade, Producer Manufacturing and Process Industries.  Stocks with a positive relative impact were Dollar General, PACCAR and Potash Corp.  On the flip side, economic sectors Electronic Technology, Communications and Distribution Services detracted, as did cash. Individual securities that hurt performance included Level 3 Communications, AmerisourceBergen Corp. and Omnicom.

The character and tone of most stock markets around the world remains bullish.  While economic and corporate performance has improved in 2017, stocks have continued to vastly outpace fundamentals, as they have for quite some time.  The average stock, and certainly almost any benchmark, appears to be significantly overvalued. Investor sentiment remains high, and while this has historically been a good contrarian indicator, it hasn’t proven to be in recent years.  A powerful move from active into passive investment strategies, and perhaps an unjustified but enduring belief in the Federal Reserve, may be preventing the normal ebb and flow of the market.  As of this writing, it has been over 450 days since there has been even a 5% correction – the longest stretch in over 20 years. The current 8 ½ year bull market in the S&P 500 is the second longest on record, and has gained over 340% from the trough in 2009.  Most companies, particularly the types of businesses we like to own, are trading between one and three standard deviations above their long-term historical valuation ranges. The market is valued between the ninth and tenth deciles, using an exhaustive array of approximately 50 valuation measures compiled by The Leuthold Group.  Valuation has become an afterthought in today’s growth and momentum-driven market.  This phenomenon has been in place far longer than we ever thought possible.  While the confidence of the growth, momentum and passive investor (gradually all becoming one and the same) reaches a crescendo, we take comfort in the knowledge that human nature rarely changes.  People who were scared stiff in 2008-09 – and dumping stocks – are now rolling the dice. The fear of missing out has overwhelmed value principles and risk mitigation.

A common refrain we hear is: “Stocks may be a bit elevated, but earnings are good, the Fed is a steadying hand, inflation is under control, political risks are being managed, and there just doesn’t seem to be anything that will derail the market.”  It’s important to understand that this statement generally comes from four sources, all of whom have built-in biases or blind spots.  First, the media perpetuates this sentiment… because a bull market is good for business. This is easy to understand when looking at the advertisements on the financial programs, and in the press.  It’s similar for the second constituency:  brokerages and investment banks; they are not going to throw a wet blanket on a bull market, particularly when M&A (mergers and acquisitions) activity is
_______________

[1]
Performance for the FMI Large Cap Fund Investor Class (FMIHX) was 3.60% and 12.42% for the third quarter and year-to-date, respectively. For the FMI Large Cap Fund Institutional Class (FMIQX), performance was 3.64% and 12.53% for the third quarter and year-to-date, respectively.

rocking.  The third source for this narrative is the money managers; they don’t want investors to pull their money, so they sugarcoat reality.  Finally, it’s the investors themselves, who want to avoid cognitive dissonance, or the state of having inconsistent thoughts or beliefs:  “I’m smart and I’m fully invested, therefore it must be the smart thing to do.”  When people see things the same way and act accordingly, eventually a point is reached where there aren’t enough people left to convince, and the situation reverses; this is the essence of contrarian thought.  Today, market participants either ignore, or don’t want to entertain a narrative that conflicts with a bull market.  Following is a table of items where the left side is labeled “prevailing beliefs” and the right side is “alternative beliefs.”  We aren’t suggesting that every alternative belief will trump the more popular counterpart.  It’s just that in our decades of investment experience, we find that many popular beliefs end up not being true in the end; something that nearly everyone views as a pillar of faith crumbles. The prevailing belief in the 1990s was that the technology train was leaving the station and you had to be on it.  In the middle of the last decade it was that home prices would never fall, and that derivative mortgage products were safe investments.  No one knows which “infallible” belief will fall, but there is a good chance it will come from something on the left side of this table.

Prevailing beliefs	Alternative beliefs
The economy is sound and is getting better.	The economy has chronically underperformed, and is trapped in a low-growth mode, despite massive fiscal stimulus. Organic growth stimulants are still missing.
Stocks will continue to rise because interest rates will remain low.	Stocks have already risen at approximately double their normal rate for 8 ½ years, partly due to low interest rates. Eventually, risk will be reflected in the price of money.

Inflation will not be a problem.	Services, over double the weighting of goods in the economy, have inflated 2.4-3.2% in recent years. Governments almost always engineer inflation to ease debt repayment.
Valuations are reasonable.	Valuations are extremely high. On many valuation measures the median stock is significantly higher-valued than in the peak of 1999-2000.
The Federal Reserve has managed through tough times, and has “investor’s backs,” so to speak.	The Fed has crushed savers, and caused a massive misallocation of resources. Inflating assets to spur wealth-effect spending hasn’t worked in nearly nine years.

Quantitative Easing (QE) has worked well and can be unwound gracefully.	If QE was good for stocks, how can the unwinding of the Fed’s balance sheet also be good?

Passive indexing is an economical and low-risk investment approach.	Indexing has become a momentum trade. Herd behavior never ends well. What a smart person does in the beginning, a fool does in the end.

FAANG stocks (Facebook, Apple, Amazon, Netflix, and Alphabet’s Google), tech, and biotech are unique opportunities that shouldn’t be measured by traditional valuation metrics.	Almost all stocks have their reckoning at some point, and eventually trade within a justifiable bound of conventional valuation.

Prevailing beliefs	Alternative beliefs
Budget deficits matter little.	Increased government debt robs private sector investment and crimps growth. It burdens future generations. World debt levels are increasing, and exceed those of 2007.
The unemployment rate is low, which is a sign of health.	Tens of millions of people have dropped out of the workforce, skewing the unemployment rate measure. The total number of full-time workers is just 5 million higher than it was 10 ½ years ago.

Low volatility is a sign of negligible risk.	Abnormally low volatility indicates a dangerous level of complacency.
Investor confidence is high, indicating good times for the economy and the stock market.	For most of history, high confidence was a precursor for low future returns; it is a contrary indicator.

Wall Street earnings are growing nicely.
Most companies now use adjusted earnings, which ignore full costs. Adjusted earnings per share vs. GAAP (generally accepted accounting principles) earnings exceeds 30%. True underlying earnings growth doesn’t vary much from nominal GDP over the long run.

Politicians and poisonous political differences won’t halt stocks or the economy.	Anything is possible out of Washington; the environment is unusually volatile. Political dysfunction hasn’t hurt yet, but if investors become sour, it will weigh on multiples.

Geopolitical risks, i.e., North Korea, Iran, Russia, China and Latin America, won’t derail stocks.	Any one of these could break the wrong way. The Chinese credit bubble is particularly risky.

Demographics are not a concern.	Rich countries are not replacing their populations. Retirement benefits and budgets are imperiled by upside-down demographics.
Housing and autos are healthy. Lending is healthy.	Four of the past five months, mortgage applications have fallen. Autos appear to be rolling over. Credit growth metrics are falling.

Companies will buy back shares to keep earnings per share growing.	Buying back shares does little for the economy. Doing it with borrowed money at extreme valuations is a low-return, high-risk endeavor.

Crypto currencies like Bitcoin will revolutionize money and payment systems.	The dramatic rise in these currencies smacks of rank speculation. Only in a runaway bull market could you see anything like this.

The S&P 500 is at an all-time high, which indicates strength, and is also a low-risk way to invest.	The market is narrow, and is unnaturally benefitting from indexing. Any asset class, including an index fund, can become overvalued.

Prevailing beliefs	Alternative beliefs
M&A is a positive, as it boosts growth rates.
Many studies show that on balance, M&A destroys value for the acquiring entity. Managements and analysts want people to ignore recurring write-offs and poor returns on invested capital.  Today deal valuations are extreme.

There is a pile of cash on the sidelines poised to enter the market.	Money market funds have been in a range of approximately $2.6-2.8 trillion since 2010. Overseas cash faces heavy taxes.

In a study done ten years ago, two Stanford researchers, Peter DeMarzo and Ilan Kremer, along with Ron Kaniel of Duke University, showed that “what investors fear the most is not the risk of loss per se, but the risk that they may do poorly relative to their peers.”  The study revealed that investors knowingly bought risky securities and tended to “choose portfolios that look a lot like others in their community or professional cohorts.”  DeMarzo said, “Such herding around certain investments allows you to combat the fear that everyone else might be betting on the winner and you’re not.”  It is difficult to try to convince people to fight their impulses, because investors seem to be inherently programmed to follow the hot hand – either that, or they throw up their hands and index (“If I can’t beat them, I’ll join them”).  Investors simply cannot fathom that both strategies are fraught with risk today.  The hot hand is likely to be trafficking in risky growth stocks, and indexing suffers from a nonfundamental buy/sell algorithm (money flow) that today is buying despite extreme valuations.

Yes, we are going to have a bear market; all bull markets are followed by the opposite and it will probably unfold when sentiment is high and the outlook, at least from the CNBC pundits, is positive.  One can avoid losses by going to cash.  Going to all cash is not an easy strategy as it implies having to make a second decision to return to the market.  Over the decades, our observation is that many who make the decision to go to cash usually do so after getting clobbered, and if they do return, it is typically well after the next bull market is underway. Thus, it is rarely successful.  Still, in theory, if you could stomach listening to your friends talk about how much money (on paper) they were making in the most popular stocks or index funds, and you had the mettle to redeploy into equities when the markets were in disarray, you might not find a better time than today to do it.

Practically speaking, however, it is usually better to just ride out bear markets if one truly has a long-term investment time horizon. The question then becomes, “What kind of investment approach is best suited to take one through the inevitable down market and up the other side?”  We will begin our self-serving answer with a statement that we have never had a full market cycle (bull and bear) where we have underperformed the benchmark.  The peak of the current 8 ½ year bull market is unknowable, so this cycle could be different, but it really doesn’t change the basic premise.  We own strong business franchises that trade at significant discounts to the benchmark, and at a very wide discount to the growth stocks driving the bull market.  Our companies are likely to earn a return in excess of their cost of capital over a cycle, and they have solid balance sheets.  We also have a deep list of stocks in our bullpen into which we can move aggressively when volatility emerges.  We have the constitution to make difficult swaps amid a bear market (selling a stock that holds up relatively well, and redeploying the proceeds into a stock that has been unfairly punished, and that has significantly higher upside).  Conversely, investors can choose to stick with the recent big winners and hope that they do not turn out like the 1990s vintage, many of which today still trade at fractions of their former value, or are no longer in business.  Investors can opt to hang on to their index funds, which appear extraordinarily overvalued, much as they did in the late 1990s to early 2000s.  The price of the S&P 500 in March of 2013 was 1,527 – the same price it was thirteen years earlier, the last time the S&P 500 was as inflated as it is now.  Even though nearly everyone is making money, today’s investment landscape is by far the most difficult we have experienced, in terms of finding solid businesses at reasonable prices.  We are, however, confident in our team and in the belief that over the long term, we will produce superior risk-adjusted results.

As is customary in the September letter, we highlight a couple of investments:

TJX Companies, Inc. (TJX)
Analyst: Ben Karek

Description

TJX Companies is the world’s largest off-price apparel and home fashion retailer. The company operates 3,862 stores through four business segments: Marmaxx (T.J. Maxx and Marshalls chains – 64% of sales, and 70% of profit), HomeGoods (13%, and 14%), TJX Canada (10%, and 10%), and TJX International (13%, and 6%). Geographic exposure includes the following:  U.S. (77% of sales), Europe (14%), Canada (9%) and Australia (<1%). Merchandise mix consists of clothing, including footwear (55%), jewelry and accessories (15%), and home fashions (30%). TJX operates self-service, low-cost store formats that are typically 25-30,000 square feet in size, and located in suburban shopping centers. They feature department store brands at a 20-60% discount, creating a strong value proposition and “treasure hunt” experience. Fast-turning inventory is purchased opportunistically via order cancellations, manufacturer overruns, closeouts, special direct production, etc.  The company has a world-class buying organization, with more than 1,000 buyers in 11 countries, and over 18,000 vendors in more than 100 countries. The company runs 14 million square feet of distribution centers across six countries.

Good Business

•	The company’s 5-year average return on invested capital is greater than 30%, generating economic value for shareholders.
•
TJX Companies (with 43% market share) and Ross Stores (with 25%) dominate the U.S. off-price retail channel, leading to economies of scale. Benefits include buying power, sourcing, distribution, IT, marketing, brand equity, etc.  Smaller chains have struggled, as evidenced by several bankruptcies (e.g., Filene’s Basement and Loehmann’s).

•
Expanding market share demonstrates relative advantage over traditional retailers. From 2008-2014, off-price retailers grew at an 8.4% compound annual growth rate, while U.S. apparel/footwear/accessories sales averaged 2.9%. Off-price retail accounts for only 15% of an approximately $300 billion market.

•	Resilient same store sales growth has averaged around 4% over the last 10 years, and TJX has had positive same store sales for 20 straight years, including the 2008-2009 recession.
•
There is significant opportunity for new store growth. TJX has a target of 5,600 stores in existing markets (mid-single-digit annual square footage growth). We believe HomeSense, Sierra Trading Post and yet-unpenetrated geographies offer upside to the long-term total store count.

•
TJX offers low prices, with the average item around $14, and an average ticket of roughly $30-$40. This discount pricing, combined with an ever-changing, treasure hunt shopping experience, helps to mitigate the online threat.

•	TJX is very conservatively financed, with net cash of $723 million.

Valuation

•
TJX trades at 11.3 times enterprise value-to-earnings before interest and taxes (EV/EBIT) on 2018 estimates. This represents a discount to the S&P 500 of 37% on trailing 1-year EBIT, and 28% on forward 1-year EBIT. TJX is a better-than-average business trading at a material discount to the market.

•	TJX trades at 18.4 times price-to-earnings (adjusted for net cash), near its 10-year average, and one standard deviation below its 5-year average.
•	Total shareholder return will be driven by 1-2% same store sales, 4-5% square footage growth, 0-2% margin improvement, 1.7% dividend and 3-4% share buybacks.

Management

•	There is a strong track record of value creation. Chief Executive Officer Ernie Herrman has been with company since 1989.
•	TJX actively returns cash to shareholders while continuing to invest organically in the business.
•	The company’s top five insiders own approximately $86 million of stock, so they have skin in the game and their interests appear aligned.

Investment Thesis

Off-price retail continues to take market share from malls and department stores, and has carved out an attractive, high-return retail niche. We expect the channel to further consolidate, and for TJX to be a key beneficiary. The company’s value proposition is defensive in nature (positive comparable store sales in the last six recessions), appealing to those who “want” and “need” a bargain. The business also performs well in good times, as shoppers still seek a deal. TJX has an attractive runway of growth domestically and overseas, and generates a blended return on invested capital well above its cost of capital. Transitory headwinds including foreign exchange, wage pressure (minimum wage increases), and infrastructure investments have weighed heavily on near-term results, creating an opportunity to own the stock.

JPMorgan Chase & Co. (JPM)
Analyst: Matthew Goetzinger
Description

JPMorgan Chase is one of the largest and most diversified financial services providers, with total assets of $2.5 trillion. The company’s activities encompass asset-based lending, credit cards, capital markets, advisory, custody, processing and asset management. In aggregate, roughly two thirds of JPM’s earnings are from commercial businesses, with consumer-focused lending accounting for the remaining third of the business.

Good Business

•
JPM controls leading market shares across each of its four main businesses, with operating margins that exceed most pure-play comparables. In contrast to most global bank competitors, JPM’s strategy has been remarkably consistent with a steadfast approach of reinvestment for long-term growth.

•	Total non-interest fee-based income accounts for just over 50% of total revenues.
•	JPM has had one of the most stable earnings streams among large banks over the past decade.
•	In the last ten years, JPM has grown tangible book value per share at an 11% compound annual growth rate, with book value expanding during the most recent recession.
•	The stability of the company’s earnings and returns has earned JPM the reputation of a good risk manager. JPM targets a return on tangible capital of 15%.
•	A salient and enduring characteristic is the bank’s fortress balance sheet. The bank carries substantial excess capital at a 12.5% common equity Basel III Tier 1 ratio.

Valuation

•	JPM’s 10-year average price-to-tangible book value multiple is 1.7 times, ranging from a low of 0.3 times to a high of 3.4 times, and the stock is presently valued at its 10-year average multiple.

•
Over the past 20 years, large cap banks have traded at an average relative forward earnings multiple of 0.8 times the S&P 500; this suggests an industry multiple of 16 compared to JPM’s price-to-earnings ratio of 12.

•	Continued loan growth, modest margin expansion, and significant share repurchase result in earnings power greater than $8.50 per share. Valued at a 16 multiple, JPM’s fair value is 40% higher.

Management

•
Most of JPM’s management team has grown up with the company, helping preserve its strong culture and strategic vision. Chief Executive Officer Jamie Dimon has been with the bank since the completion of the Bank One merger in 2004.

•	JPM’s senior bankers have an average tenure of 15 years with the bank.
•	Over the past several years the company’s incentive compensation has shifted to performance-based return on tangible capital.

Investment Thesis

JPM’s business embodies a balanced mix of offensive and defensive attributes. With leading market shares across a number of economically vital end markets, the company has succeeded in building a vast array of important lending, advisory and asset servicing businesses under one brand. Enabled by a strong defensive balance sheet, efficient operations, and continuous reinvestment, JPM is positioned to gain further market share.  Viewed on a total return basis, the shares are attractively valued.  JPM will also likely prove to be a beneficiary of a flight to quality in a tougher market environment.

Thank you for your support of the FMI Large Cap Fund.

This shareholder letter is unaudited.

FMI Large Cap Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

During the fiscal year ended September 30, 2017, the FMI Large Cap Fund (FMIHX) the “Fund” had a total return of 17.86%.  The benchmark S&P 500 returned 18.61% in the same period. Sectors that aided relative performance included Consumer Non-Durables, Finance, and Producer Manufacturing.  Unilever drove the performance within the Consumer Non-Durables sector after receiving a buyout bid for the company from Kraft Heinz. Although the bid was rejected, a strategic review of the business lines ensued and a more aggressive cost cutting effort is currently underway. Progressive Corp. performed well within the Finance sector as they continue to grow their commercial lines and maintain a superior combined ratio.  All of the Fund’s companies within Producer Manufacturing outperformed the benchmark sector return, with Honeywell International as lead contributor because of their improving fundamentals and strategic repositioning.  On the negative side of sector performance, Electronic Technology, Commercial and Consumer Services all detracted. The Fund’s relatively high cash level was also a drag on performance. The Fund’s underweighted position in Electronic Technology detracted from relative results and TE Connectivity, while up significantly in the period, underperformed the sector. The Fund believes this sector is significantly overvalued.  Omnicom hurt Commercial Services as competitive pressures intensified and technology changes hurt traditional agency work. Twenty-First Century Fox Cl B was a relative underperformer within Consumer Services, despite solid fundamental performance.  Digital streaming and other forms of video entertainment continue to impact the media sector.

Other stocks that helped performance included JPMorgan Chase, Berkshire Hathaway Cl B, and Stanley Black & Decker.  Schlumberger, Devon Energy, and Danone detracted from relative results.

New additions to the Fund over the past twelve months included Cerner Corp., Oracle Corp., TJX Companies and CenturyLink.  Danone, Rockwell Automation, Ross Stores, and American Express were sold during the fiscal year. As of September 30, 2017, the Fund was significantly overweighted in Producer Manufacturing, Consumer Services and Distribution Services and meaningfully underweighted in Health Technology, Utilities and Electronic Technology.

Strong performance across most sectors characterized the S&P 500 over the past year. Companies that faced competition or potential competition from Amazon as well as many energy related stocks lagged.  Passive investment strategies continued to see heavy inflows of money, at the expense of active strategies. Many stocks appear overvalued and the S&P 500, on a number of valuation measures, is even more expensive than it was in the late 1990s. The bull market has extended to eight and a half years, one of the longest on record and is up over 340% from the last trough in March of 2009.

Monetary policies across most of the world remain loose.  The Federal Reserve has moved slowly to normalize interest rates but the price of money remains unusually cheap by historical standards. Economic growth has improved over the past twelve months but at great cost to government balance sheets.  Total debt has risen to extraordinary heights. The unemployment rate is low by historical standards but the labor force participation rate continues to be depressed.  Domestic and international political risks remain elevated.

While the conventional wisdom is that stock market risk is low because the economy is stronger and interest rates and inflation are subdued, we believe valuations are so high that it leaves little room for error.  We remain cautious on the stock market’s prospects over the near term.  The Fund continues to sell at a significant discount to the S&P 500 on most valuation measures.

FMI Large Cap Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
(Continued)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI LARGE CAP FUND – INVESTOR CLASS AND STANDARD & POOR’S 500 INDEX(1)

AVERAGE ANNUALIZED TOTAL RETURN

					Inception
	Inception				through
	Date	1-Year	5-Year	10-Year	9/30/2017
FMI Large Cap Fund – Investor Class	12/31/2001	17.86%	13.02%	8.21%	9.07%
FMI Large Cap Fund – Institutional Class	10/31/2016	N/A	N/A	N/A	20.76%
Standard & Poor’s 500 Index(1)*		18.61%	14.22%	7.44%	7.27%

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

(1)
The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

*	The benchmark since inception return is calculated since inception of the Investor Class, December 31, 2001 to September 30, 2017.

An investment cannot be made directly into an index.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS
September 30, 2017

Shares		Cost	Value

COMMON STOCKS — 91.2% (a)

COMMERCIAL SERVICE S SECTOR — 2.5%
	Advertising/Marketing Services — 2.5%
2,194,000	Omnicom Group Inc.	$149,701,879	$162,509,580

COMMUNICATIONS SECTOR — 3.2%
	Specialty Telecommunications — 3.2%
1,777,150	CenturyLink Inc.	47,093,905	33,588,135
3,225,000	Level 3 Communications Inc.*	163,394,046	171,860,250
		210,487,951	205,448,385

CONSUMER DURABLES SECTOR — 3.5%
	Tools & Hardware — 3.5%
1,500,000	Stanley Black & Decker Inc.	146,985,860	226,455,000

CONSUMER NON-DURABLES SECTOR — 5.0%
	Food: Major Diversified — 3.0%
2,260,000	Nestlé S.A. – SP-ADR	117,648,326	189,862,600
	Household/Personal Care — 2.0%
2,255,000	Unilever PLC – SP-ADR	89,427,340	130,699,800

CONSUMER SERVICES SECTOR — 11.7%
	Cable/Satellite TV — 4.8%
8,014,000	Comcast Corp. – Cl A	218,788,575	308,378,720
	Movies/Entertainment — 2.9%
1,160,000	Twenty-First Century Fox Inc. – Cl A	30,292,549	30,600,800
5,951,000	Twenty-First Century Fox Inc. – Cl B	163,215,489	153,476,290
		193,508,038	184,077,090
	Other Consumer Services — 4.0%
6,576,000	eBay Inc.*	141,293,242	252,912,960

DISTRIBUTION SERVICES SECTOR — 3.3%
	Medical Distributors — 3.3%
2,557,000	AmerisourceBergen Corp.	133,636,228	211,591,750

ELECTRONIC TECHNOLOGY SECTOR — 3.1%
	Electronic Components — 3.1%
2,400,000	TE Connectivity Ltd.	42,314,201	199,344,000

ENERGY MINERALS SECTOR — 1.2%
	Oil & Gas Production — 1.2%
2,158,000	Devon Energy Corp.	72,618,905	79,220,180

FINANCE SECTOR — 15.9%
	Financial Conglomerates — 8.9%
1,760,000	Berkshire Hathaway Inc. – Cl B*	111,183,186	322,643,200
2,563,000	JPMorgan Chase & Co.	165,129,169	244,792,130
		276,312,355	567,435,330

The accompanying notes to financial statements are an integral part of this schedule.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Shares		Cost	Value

COMMON STOCKS — 91.2% (a) (Continued)

FINANCE SECTOR — 15.9% (Continued)
	Major Banks — 3.3%
3,925,000	Bank of New York Mellon Corp.	$81,626,450	$208,103,500
	Property/Casualty Insurance — 3.7%
4,877,000	Progressive Corp.	118,912,059	236,144,340

HEALTH SERVICES SECTOR — 4.8%
	Managed Health Care — 4.8%
1,569,000	UnitedHealth Group Inc.	112,229,792	307,288,650

INDUSTRIAL SERVICES SECTOR — 3.1%
	Oilfield Services/Equipment — 3.1%
2,825,000	Schlumberger Ltd.	176,916,489	197,072,000

PROCESS INDUSTRIES SECTOR — 3.1%
	Chemicals: Agricultural — 3.1%
10,392,000	Potash Corp. of Saskatchewan Inc.	207,652,825	199,942,080

PRODUCER MANUFACTURING SECTOR — 8.1%
	Industrial Conglomerates — 4.5%
2,025,000	Honeywell International Inc.	197,215,965	287,023,500
	Trucks/Construction/Farm Machinery — 3.6%
2,958,000	PACCAR Inc.	120,072,519	213,981,720

RETAIL TRADE SECTOR — 7.1%
	Apparel/Footwear Retail — 3.0%
2,560,000	The TJX Companies Inc.	190,814,579	188,748,800
	Discount Stores — 4.1%
3,258,000	Dollar General Corp.	239,014,361	264,060,900

TECHNOLOGY SERVICES SECTOR — 12.2%
	Information Technology Services — 7.8%
1,901,000	Accenture PLC	60,077,092	256,768,070
3,399,000	Cerner Corp.*	178,423,723	242,416,680
		238,500,815	499,184,750
	Packaged Software — 4.4%
1,885,000	Microsoft Corp.	50,836,100	140,413,650
2,925,000	Oracle Corp.	114,219,528	141,423,750
		165,055,628	281,837,400

TRANSPORTATION SECTOR — 3.4%
	Air Freight/Couriers — 3.4%
3,607,000	Expeditors International of Washington Inc.	134,376,192	215,915,020
	Total common stocks	3,775,110,574	5,817,238,055

The accompanying notes to financial statements are an integral part of this schedule.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Principal Amount		Cost	Value

SHORT-TERM INVESTMENTS — 8.8% (a)
	Bank Deposit Account — 8.8%
$563,250,487	U.S. Bank, N.A., 1.05%^	$563,250,487	$563,250,487
	Total short-term investments	563,250,487	563,250,487
	Total investments — 100.0%	$4,338,361,061	6,380,488,542
	Other assets, less liabilities — (0.0%) (a)		(3,269,705)
	TOTAL NET ASSETS — 100.0%		$6,377,218,837

Non-income producing security.
^	The rate shown is as of September 30, 2017.
(a)	Percentages for the various classifications relate to total net assets.
PLC	Public Limited Company
SP-ADR	Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS
as of September 30, 2017 (Unaudited)

FMI
Common Stock
Fund

September 30, 2017

Dear Fellow Shareholders:

The FMI Common Stock Fund returned 4.23%1 and 10.29%1 for the three and nine months ending September 30, respectively.  This compares to 5.67% and 10.94% in the corresponding periods for the Russell 2000 Index.  In the quarter, sectors on the plus side for us included Producer Manufacturing, Finance and Process Industries; stocks with a positive relative impact were TriMas Corp., Woodward and ePlus.  On the flip side, economic sectors Health Services, Commercial Services and Health Technology lagged, as did cash.  Individual securities that hurt performance included MEDNAX, Interpublic Group and MSC Industrial.

The character and tone of most stock markets around the world remains bullish.  While economic and corporate performance has improved in 2017, stocks have continued to vastly outpace fundamentals, as they have for quite some time.  The average stock, and certainly almost any benchmark, appears to be significantly overvalued. Investor sentiment remains high, and while this has historically been a good contrarian indicator, it hasn’t proven to be in recent years.  A powerful move from active into passive investment strategies, and perhaps an unjustified but enduring belief in the Federal Reserve, may be preventing the normal ebb and flow of the market.  As of this writing, it has been over 450 days since there has been even a 5% correction – the longest stretch in over 20 years. The current 8 ½ year bull market in the S&P 500 is the second longest on record, and has gained over 340% from the trough in 2009.  Most companies, particularly the types of businesses we like to own, are trading between one and three standard deviations above their long-term historical valuation ranges. The market is valued between the ninth and tenth deciles, using an exhaustive array of approximately 50 valuation measures compiled by The Leuthold Group.  Valuation has become an afterthought in today’s growth and momentum-driven market.  This phenomenon has been in place far longer than we ever thought possible.  While the confidence of the growth, momentum and passive investor (gradually all becoming one and the same) reaches a crescendo, we take comfort in the knowledge that human nature rarely changes.  People who were scared stiff in 2008-09 – and dumping stocks – are now rolling the dice. The fear of missing out has overwhelmed value principles and risk mitigation.

A common refrain we hear is: “Stocks may be a bit elevated, but earnings are good, the Fed is a steadying hand, inflation is under control, political risks are being managed, and there just doesn’t seem to be anything that will derail the market.”  It’s important to understand that this statement generally comes from four sources, all of whom have built-in biases or blind spots.  First, the media perpetuates this sentiment… because a bull market is good for business. This is easy to understand when looking at the advertisements on the financial programs, and in the press.  It’s similar for the second constituency:  brokerages and investment banks; they are not going to throw a wet blanket on a bull market, particularly when M&A (mergers and acquisitions) activity is rocking.  The third source for this narrative is the money managers; they don’t want investors to pull their money, so they sugarcoat reality.  Finally, it’s the investors themselves, who want to avoid
_______________

[1]
Performance for the FMI Common Stock Fund Investor Class (FMIMX) was 4.23% and 10.29% for the third quarter and year-to-date, respectively. For the FMI Common Stock Fund Institutional Class (FMIUX), performance was 4.26% and 10.37% for the third quarter and year-to-date, respectively.

cognitive dissonance, or the state of having inconsistent thoughts or beliefs:  “I’m smart and I’m fully invested, therefore it must be the smart thing to do.”  When people see things the same way and act accordingly, eventually a point is reached where there aren’t enough people left to convince, and the situation reverses; this is the essence of contrarian thought.  Today, market participants either ignore, or don’t want to entertain a narrative that conflicts with a bull market.  Following is a table of items where the left side is labeled “prevailing beliefs” and the right side is “alternative beliefs.”  We aren’t suggesting that every alternative belief will trump the more popular counterpart.  It’s just that in our decades of investment experience, we find that many popular beliefs end up not being true in the end; something that nearly everyone views as a pillar of faith crumbles. The prevailing belief in the 1990s was that the technology train was leaving the station and you had to be on it.  In the middle of the last decade it was that home prices would never fall, and that derivative mortgage products were safe investments.  No one knows which “infallible” belief will fall, but there is a good chance it will come from something on the left side of this table.

Prevailing beliefs	Alternative beliefs
The economy is sound and is getting better.	The economy has chronically underperformed, and is trapped in a low-growth mode, despite massive fiscal stimulus. Organic growth stimulants are still missing.
Stocks will continue to rise because interest rates will remain low.	Stocks have already risen at approximately double their normal rate for 8 ½ years, partly due to low interest rates. Eventually, risk will be reflected in the price of money.

Inflation will not be a problem.	Services, over double the weighting of goods in the economy, have inflated 2.4-3.2% in recent years. Governments almost always engineer inflation to ease debt repayment.
Valuations are reasonable.	Valuations are extremely high. The median stock is significantly higher-valued than in the peak of 1999-2000.
The Federal Reserve has managed through tough times, and has “investor’s backs,” so to speak.	The Fed has crushed savers, and caused a massive misallocation of resources. Inflating assets to spur wealth-effect spending hasn’t worked in nearly nine years.

Quantitative Easing (QE) has worked well and can be unwound gracefully.	If QE was good for stocks, how can the unwinding of the Fed’s balance sheet also be good?

Passive indexing is an economical and low-risk investment approach.	Indexing has become a momentum trade. Herd behavior never ends well. What a smart person does in the beginning, a fool does in the end.

FAANG stocks (Facebook, Apple, Amazon, Netflix, and Alphabet’s Google), tech, and biotech are unique opportunities that shouldn’t be measured by traditional valuation metrics.	Almost all stocks have their reckoning at some point, and eventually trade within a justifiable bound of conventional valuation.

Budget deficits matter little.	Increased government debt robs private sector investment and crimps growth. It burdens future generations. World debt levels are increasing, and exceed those of 2007.

Prevailing beliefs	Alternative beliefs
The unemployment rate is low, which is a sign of health.	Tens of millions of people have dropped outof the workforce, skewing the unemployment rate measure. The total number of full-time workers is just 5 million higher than it was 10 ½ years ago.

Low volatility is a sign of negligible risk.	Abnormally low volatility indicates a dangerous level of complacency.
Investor confidence is high, indicating good times for the economy and the stock market.	For most of history, high confidence was a precursor for low future returns; it is a contrary indicator.

Wall Street earnings are growing nicely.
Most companies now use adjusted earnings, which ignore full costs. Adjusted earnings per share vs. GAAP (generally accepted accounting principles) earnings exceeds 30%. True underlying earnings growth doesn’t vary much from nominal GDP over the long run.

Politicians and poisonous political differences won’t halt stocks or the economy.	Anything is possible out of Washington; the environment is unusually volatile. Political dysfunction hasn’t hurt yet, but if investors become sour, it will weigh on multiples.

Geopolitical risks, i.e., North Korea, Iran, Russia, China and Latin America, won’t derail stocks.	Any one of these could break the wrong way. The Chinese credit bubble is particularly risky.

Demographics are not a concern.	Rich countries are not replacing their populations. Retirement benefits and budgets are imperiled by upside-down demographics.
Housing and autos are healthy. Lending is healthy.	Four of the past five months, mortgage applications have fallen. Autos appear to be rolling over. Credit growth metrics are falling.

Companies will buy back shares to keep earnings per share growing.	Buying back shares does little for the economy. Doing it with borrowed money at extreme valuations is a low-return, high-risk endeavor.

Crypto currencies like Bitcoin will revolutionize money and payment systems.	The dramatic rise in these currencies smacks of rank speculation. Only in a runaway bull market could you see anything like this.

The S&P 500 is at an all-time high, which indicates strength, and is also a low-risk way to invest.	The market is narrow, and is unnaturally benefitting from indexing. Any asset class, including an index fund, can become overvalued.

M&A is a positive, as it boosts growth rates.
Many studies show that on balance, M&A destroys value for the acquiring entity. Managements and analysts want people to ignore recurring write-offs and poor returns on invested capital.  Today deal valuations are extreme.

There is a pile of cash on the sidelines poised to enter the market.	Money market funds have been in a range of approximately $2.6-2.8 trillion since 2010. Overseas cash faces heavy taxes.

In a study done ten years ago, two Stanford researchers, Peter DeMarzo and Ilan Kremer, along with Ron Kaniel of Duke University, showed that “what investors fear the most is not the risk of loss per se, but the risk that they may do poorly relative to their peers.”  The study revealed that investors knowingly bought risky securities and tended to “choose portfolios that look a lot like others in their community or professional cohorts.”  DeMarzo said, “Such herding around certain investments allows you to combat the fear that everyone else might be betting on the winner and you’re not.”  It is difficult to try to convince people to fight their impulses, because investors seem to be inherently programmed to follow the hot hand – either that, or they throw up their hands and index (“If I can’t beat them, I’ll join them”).  Investors simply cannot fathom that both strategies are fraught with risk today.  The hot hand is likely to be trafficking in risky growth stocks, and indexing suffers from a nonfundamental buy/sell algorithm (money flow) that today is buying despite extreme valuations.

Yes, we are going to have a bear market; all bull markets are followed by the opposite and it will probably unfold when sentiment is high and the outlook, at least from the CNBC pundits, is positive.  One can avoid losses by going to cash.  Going to all cash is not an easy strategy as it implies having to make a second decision to return to the market.  Over the decades, our observation is that many who make the decision to go to cash usually do so after getting clobbered, and if they do return, it is typically well after the next bull market is underway. Thus, it is rarely successful.  Still, in theory, if you could stomach listening to your friends talk about how much money (on paper) they were making in the most popular stocks or index funds, and you had the mettle to redeploy into equities when the markets were in disarray, you might not find a better time than today to do it.

Practically speaking, however, it is usually better to just ride out bear markets if one truly has a long-term investment time horizon. The question then becomes, “What kind of investment approach is best suited to take one through the inevitable down market and up the other side?”  We will begin our self-serving answer with a statement that historically we have generally outperformed in difficult markets, and this has overwhelmed the underperformance in bull markets such that full cycle performance is superior.  The peak of the current 8 ½ year bull market is unknowable, so this cycle could be different, but it really doesn’t change the basic premise.  We own strong business franchises that trade at significant discounts to the benchmark, and at a very wide discount to the growth stocks driving the bull market.  Our companies are likely to earn a return in excess of their cost of capital over a cycle, and they have solid balance sheets.  We also have a deep list of stocks in our bullpen into which we can move aggressively when volatility emerges.  We have the constitution to make difficult swaps amid a bear market (selling a stock that holds up relatively well, and redeploying the proceeds into a stock that has been unfairly punished, and that has significantly higher upside).  Conversely, investors can choose to stick with the recent big winners and hope that they do not turn out like the 1990s vintage, many of which today still trade at fractions of their former value, or are no longer in business.  Investors can opt to hang on to their index funds, which appear extraordinarily overvalued, much as they did in the late 1990s to early 2000s.  The price of the S&P 500 in March of 2013 was 1,527 – the same price it was thirteen years earlier, the last time the S&P 500 was as inflated as it is now.  Even though nearly everyone is making money, today’s investment landscape is by far the most difficult we have experienced, in terms of finding solid businesses at reasonable prices.  We are, however, confident in our team and in the belief that over the long term, we will produce superior risk-adjusted results.

As is customary in the September letter, we highlight a couple of investments:

Penske Automotive Group, Inc. (PAG)
(Analyst: Andy Ramer)
Description

Penske Automotive is an international transportation services company.  Retail Automotive is the largest contributor to the business, at 94% of revenues and 80% of pretax earnings.  Premium luxury brands account for 70% of auto dealership revenue.  Markets outside of North America account for 42% of sales, with the U.K. accounting for 80% of this portion.  New vehicles account for 48% of revenue, but only 25% of gross profit.  Parts & Service, used vehicles, financing, and insurance make up approximately 75% of gross profit.

Good Business

•
Dealers represent a critical component of the automotive value chain.  The increasing complexity of new vehicles, and stepped up requirements from automakers to strengthen corporate identity, should help capitally-advantaged, publicly-traded dealers like Penske continue to gain market share.

•
Vehicles are big ticket items that are inherently more cyclical, but many consumers consider them to be a necessity – they need to get to work.  The Parts & Service business, which, including commercial trucks, accounts for over 40% of total company gross profit, is more recurring in nature, and dependent upon the number of vehicles in operation rather than unit sales.

•	Penske generates a return on invested capital that has equaled or exceeded its cost of capital over a business cycle, and should continue to do so.
•	This is an easy business to understand.
•	The debt-to-capital ratio of 50% is within the targeted range. The business generates good free cash flow.

Valuation

•	The stock’s typical price-to-earnings multiple premium relative to the peer group has evaporated, and now trades at a discount.
•	On an enterprise value-to-sales basis, the stock is valued in line with what Berkshire Hathaway paid to acquire the largest privately-held auto dealer group in the country.
•	Shares trade for approximately 12.5 times 6-year average earnings before interest and taxes (EBIT) and 9.5 times forecast 2017 EBIT.
•
The Parts & Service business alone contributes more than $1.50 per share in earnings.  At a 15-16 multiple, a business that accounts for just over 10% of sales would represent more than one half of the market capitalization.

Management

•
Penske Automotive is run and controlled by one of the auto industry’s most successful entrepreneurs – Chairman & Chief Executive Officer Roger Penske.  He owns 40% of the company, or around $1.5 billion of stock.

•	Robert Kurnick, Jr. has served as President since April 2008, and has been a director since May 2006. J.D. Carlson has been Chief Financial Officer since June 2015.
•	The company returns capital to shareholders in the form of a $0.32 quarterly dividend, or the equivalent of a nearly 3.0% yield, on an annualized basis.

Investment Thesis

With the stock price down by 20% from its 52-week high, shares have begun to discount concerns that the automotive market has peaked, and are thus reasonably valued on a relative basis.  The company is positioned to gain share, both organically and via acquisitions, and earnings should benefit from the resiliency provided by the Parts & Service business.  We continue to monitor the growth of electric and autonomous vehicles and the ramifications of this over the near and long term.

TriMas Corporation (TRS)
(Analyst: Matt Sullivan)

Description

TriMas is a global designer, manufacturer and distributor of engineered products for commercial, industrial and consumer markets. The company operates in four business segments: Packaging (43% of sales, and 70% of profits), Aerospace (23%, and 15%), Energy (19%, and 4%), and Engineered Components (15%, and 11%). The Packaging business makes specialty closures and dispensers for consumer and industrial products that are sold to a variety of end markets. The Aerospace business is a leading supplier of highly-engineered fasteners to the aerospace industry. The Energy business manufactures gaskets, bolts, industrial fasteners and specialty products for the petroleum refining, petrochemical, oil field and industrial markets. The Engineered Components business manufactures steel cylinders used for compressed gas transportation, storage, and dispensing, as well as a variety of gas powered engines and parts sold for use in oil and natural gas production. The company was founded in 1986 and is headquartered in Bloomfield Hills, Michigan.

Good Business

•	We estimate that TriMas’ return on invested capital ( ROIC) is approximately 12%, which exceeds the company’s cost of capital.
•	TriMas’ offerings typically constitute a small portion of a customer’s total production costs, but are critically important to the end product.
•
The company’s businesses have relatively high barriers to entry. Each business segment exhibits one or more of the following characteristics:  the products are, 1) highly engineered, 2) patent protected, 3) sold into industries with stringent regulatory requirements, 4) sold under long-term contracts, 5) have well established and highly regarded brands, and/or 6) the businesses have long-standing relationships with customers.

•	The Packaging and Aerospace businesses, which together contribute the vast majority of the company’s earnings, should drive growth going forward, because of their high barriers to entry.
•
The Packaging and Aerospace businesses are defensive. The Packaging business’ dispensers and closures are mainly used in consumer non-durable products. The Aerospace business sells its products to customers that have large order backlogs and long-term contracts with a limited number of suppliers.

•	The company has a strong balance sheet, and the businesses are easy to understand.

Valuation

•	The stock trades at 17.5 times our next 12-month earnings per share estimate, which is a significant discount to the Russell 2000, as well as other comparable companies serving similar end markets.
•	On a sum-of-the-parts basis, the stock trades at a discount to our fair value estimate.

Management

•
Tom Amato became President and Chief Executive Officer of TriMas in July 2016. He has more than 25 years of broad industrial experience, having served in several leadership positions at global, multi-billion dollar businesses. He’s also worked as a CEO for companies owned by notable private equity firms, including The Carlyle Group and American Securities.

•
Bob Zalupski joined TriMas in 2002 and has more than 30 years of business and financial management experience. Prior to being named Chief Financial Officer in 2015, Bob was Vice President of Finance and Corporate Development, and Treasurer.

Investment Thesis

TriMas is a collection of above-average businesses. The Packaging and Aerospace segments are the company’s best businesses and contribute the vast majority of earnings, and are relatively defensive with solid long-term growth and ROIC prospects. Over the past few years, however, the fundamentals of the smaller, less important business segments, which have exposure to oil and gas end markets, have underperformed. Additionally, the Aerospace business has been going through a difficult integration of a large acquisition made by a previous management team. These temporary setbacks have overshadowed the company’s attractive business qualities and solid long-term prospects, and caused the stock to lag. As management works through these issues, we expect the market to ascribe a higher multiple to TriMas’ growing earnings stream.

Thank you for your support of the FMI Common Stock Fund.

This shareholder letter is unaudited.

FMI Common Stock Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

During the fiscal year ended September 30, 2017, the FMI Common Stock Fund (FMIMX) the “Fund” had a total return of 18.96%.  The benchmark Russell 2000 returned 20.74% in the same period. Sectors that aided relative performance included Distribution Services, Finance, and Commercial Services. Applied Industrial Technologies gained in the period on increasing growth and profits.  Although we were underweight the Finance sector, ePlus among others, helped overwhelm the relative contribution.  Both ManpowerGroup and Robert Half International aided performance in the Commercial Services sector.  On the flipside, Health Services, Health Technology, and Transportation sectors, along with relatively elevated cash, pulled down performance.  Our initial position in MEDNAX, a physician services group, proved premature and detracted from the Health Services sector.  Health Technology was a strong sector for the benchmark and the Fund’s underweighted position hurt despite strong performance from Varian Medical Systems. Similarly, a positive move in the Transportation sector hurt the Fund on a relative basis despite improved stock performance from Kirby Corp.

Stocks sold in the period include FLIR Systems, RPX Corp., ScanSource, Donaldson, UniFirst Corp., Progress Software, Dun & Bradstreet, Compass Minerals, H.B. Fuller, and Varian Medical Systems.  Stocks added include MEDNAX, White Mountains Insurance, Casey’s General Stores, FactSet Research Systems, and ViaSat. As of September 30, 2017, the Fund was significantly overweighted in Distribution Services, Commercial Services and Producer Manufacturing and meaningfully underweighted in Finance, Electronic Technology and Health Technology.

Strong performance across most sectors characterized the Russell 2000 over the past year.  Highly speculative companies, such as biotechnology and technology stocks, were particularly strong.  Despite the Russell 2000 performing so well, nearly a third of the companies in the index lost money over the past year. Passive investment strategies continued to see heavy inflows of money, at the expense of active strategies. Many stocks appear overvalued and the Russell 2000 index, on a number of valuation measures, is even more expensive than it was in the late 1990s. The bull market in small cap stocks, with one interruption, has extended to eight and a half years, one of the longest on record and is up over 380% from the last major trough in March of 2009.

Monetary policies across most of the world remain loose. The Federal Reserve has moved slowly to normalize interest rates but the price of money remains unusually cheap by historical standards. Economic growth has improved over the past twelve months but at great cost to government balance sheets. Total debt has risen to extraordinary heights. The unemployment rate is low by historical standards but the labor force participation rate continues to be depressed. Domestic and international political risks remain elevated.

While the conventional wisdom is that stock market risk is low because the economy is stronger and interest rates and inflation are subdued, we believe valuations are so high that it leaves little room for error. We remain cautious on the stock market’s prospects over the near term. The Fund continues to sell at a significant discount to the Russell 2000 on most valuation measures.

FMI Common Stock Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
(Continued)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI COMMON STOCK FUND – INVESTOR CLASS AND THE RUSSELL 2000 INDEX(1)

AVERAGE ANNUALIZED TOTAL RETURN

					Inception
	Inception				through
	Date	1-Year	5-Year	10-Year	9/30/2017
FMI Common Stock Fund –
Investor Class	12/18/1981	18.96%	12.60%	9.31%	12.05%
FMI Common Stock Fund –
Institutional Class	10/31/2016	N/A	N/A	N/A	22.43%
Russell 2000 Index(1)*		20.74%	13.79%	7.85%	10.54%

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

(1)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which comprises the 3,000 largest U.S. companies based on total market capitalization.
*	The benchmark since inception return is calculated since inception of the Investor Class, December 18, 1981 to September 30, 2017.

An investment cannot be made directly into an index.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS
September 30, 2017

Shares		Cost	Value

COMMON STOCKS — 79.8% (a)

COMMERCIAL SERVICES SECTOR — 13.5%
	Advertising/Marketing Services — 2.5%
1,338,000	Interpublic Group of Cos. Inc.	$23,960,538	$27,817,020
	Financial Publishing/Services — 1.4%
85,000	FactSet Research Systems Inc.	13,647,748	15,309,350
	Miscellaneous Commercial Services — 3.8%
1,440,000	Genpact Ltd.	24,586,693	41,400,000
	Personnel Services — 5.8%
253,000	ManpowerGroup Inc.	16,441,707	29,808,460
689,000	Robert Half International Inc.	22,580,804	34,684,260
		39,022,511	64,492,720

CONSUMER DURABLES SECTOR — 1.1%
	Homebuilding — 1.1%
4,300	NVR Inc.*	4,131,529	12,276,500

CONSUMER SERVICES SECTOR — 5.0%
	Cable/Satellite TV — 1.4%
22,000	Cable One Inc.	5,927,862	15,886,640
	Other Consumer Services — 3.6%
68,000	Graham Holdings Co.	32,353,868	39,786,800

DISTRIBUTION SERVICES SECTOR — 7.3%
	Electronics Distributors — 2.0%
270,000	Arrow Electronics Inc.*	3,374,535	21,710,700
	Wholesale Distributors — 5.3%
373,000	Anixter International Inc.*	24,679,795	31,705,000
240,000	Applied Industrial Technologies Inc.	9,670,623	15,792,000
150,000	MSC Industrial Direct Co. Inc.	9,252,738	11,335,500
		43,603,156	58,832,500

ELECTRONIC TECHNOLOGY SECTOR — 5.6%
	Aerospace & Defense — 3.0%
365,000	Esterline Technologies Corp.*	33,729,114	32,904,750
	Electronic Production Equipment — 1.1%
134,000	MKS Instruments Inc.	3,483,113	12,656,300
	Telecommunications Equipment — 1.5%
249,000	ViaSat Inc.*	17,322,211	16,015,680

FINANCE SECTOR — 18.6%
	Finance/Rental/Leasing — 10.5%
260,000	ePlus Inc.*	11,597,999	24,037,000
915,000	FirstCash Inc.	33,229,396	57,782,250
408,000	Ryder System Inc.	18,886,475	34,496,400
		63,713,870	116,315,650

The accompanying notes to financial statements are an integral part of this schedule.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Shares		Cost	Value

COMMON STOCKS — 79.8% (a) (Continued)

FINANCE SECTOR — 18.6% (Continued)
	Property/Casualty Insurance — 5.3%
327,000	W.R. Berkley Corp.	$7,992,588	$21,823,980
500,000	Greenlight Capital Re Ltd.*	11,320,243	10,825,000
30,000	White Mountains Insurance Group Ltd.	26,963,802	25,710,000
		46,276,633	58,358,980
	Real Estate Development — 1.7%
1,035,000	Kennedy-Wilson Holdings Inc.	22,218,979	19,199,250
	Regional Banks — 1.1%
253,000	Zions Bancorporation	5,346,014	11,936,540

HEALTH SERVICES SECTOR — 1.4%
	Medical/Nursing Services — 1.4%
366,000	MEDNAX Inc.*	22,444,806	15,781,920

PROCESS INDUSTRIES SECTOR — 2.8%
	Containers/Packaging — 2.8%
309,000	Avery Dennison Corp.	10,064,339	30,387,060

PRODUCER MANUFACTURING SECTOR — 13.0%
	Building Products — 3.3%
700,000	Armstrong World Industries Inc.*	31,014,956	35,875,000
	Industrial Machinery — 3.1%
441,000	Woodward Inc.	18,138,890	34,226,010
	Metal Fabrication — 1.5%
107,000	Valmont Industries Inc.	15,688,557	16,916,700
	Miscellaneous Manufacturing — 5.1%
296,000	Carlisle Cos. Inc.	21,819,155	29,685,840
971,825	TriMas Corp.*	21,397,496	26,239,275
		43,216,651	55,925,115

RETAIL TRADE SECTOR — 4.3%
	Food Retail — 1.6%
156,000	Casey’s General Stores Inc.	17,704,760	17,074,200
	Specialty Stores — 2.7%
617,000	Penske Automotive Group Inc.	23,375,738	29,350,690

TECHNOLOGY SERVICES SECTOR — 5.9%
	Data Processing Services — 3.3%
455,000	Broadridge Financial Solutions Inc.	9,493,259	36,773,100
	Information Technology Services — 2.6%
2,045,000	Allscripts Healthcare Solutions Inc.*	24,625,663	29,100,350

TRANSPORTATION SECTOR — 1.3%
	Marine Shipping — 1.3%
221,000	Kirby Corp.*	7,875,879	14,574,950
	Total common stocks	606,341,872	880,884,475

The accompanying notes to financial statements are an integral part of this schedule.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Principal Amount		Cost	Value

SHORT-TERM INVESTMENTS — 20.0% (a)
	Bank Deposit Account — 8.7%
$95,381,445	U.S. Bank, N.A., 1.05%^	$95,381,445	$95,381,445
	U.S. Treasury Securities — 11.3%
50,000,000	U.S. Treasury Bills, 0.436%, due 10/05/17^	49,993,944	49,996,974
25,000,000	U.S. Treasury Bills, 0.770%, due 10/12/17^	24,991,597	24,993,581
50,000,000	U.S. Treasury Bills, 0.822%, due 10/19/17^	49,976,625	49,978,308
	Total U.S. treasury securities	124,962,166	124,968,863
	Total short-term investments	220,343,611	220,350,308
	Total investments — 99.8%	$826,685,483	1,101,234,783
	Other assets, less liabilities — 0.2% (a)		2,115,429
	TOTAL NET ASSETS — 100.0%		$1,103,350,212

*	Non-income producing security.
^	The rate shown is as of September 30, 2017.
(a)	Percentages for the various classifications relate to total net assets.

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS
as of September 30, 2017 (Unaudited)

FMI
International
Fund
September 30, 2017

Dear Fellow Shareholders:

With a backdrop of accelerating economic growth, international equity markets continued their steady ascent in the September quarter. The FMI International Fund gained 2.75%1 in the period, while the MSCI EAFE Index advanced 3.36% in local currency (LOC) and 5.40% in U.S. Dollars (USD). Currency hedging negatively impacted the Fund’s relative performance, as did an elevated cash balance. Finance, Communications, and Process Industries were the top-performing sectors, with Fairfax Financial, Potash Corp., and Samsung Electronics generating strong individual returns. Conversely, Consumer Durables, Producer Manufacturing and Commercial Services failed to keep pace. Whitbread, WPP, and Amorepacific Corp. each detracted from the overall results.

After years of stimulus, quantitative easing (QE), manipulated interest rates, and rising asset prices, we are now witness to the “the broadest synchronized upswing the world economy has experienced in the last decade,” per the International Monetary Fund (IMF). In the June quarter, Eurozone GDP grew at its fastest pace (2.2%) since the European debt crisis six years ago, while Japan posted 4.0% growth – the strongest among G7 industrial economies, and the sixth consecutive quarter of expansion. China’s growth came in ahead of expectations, at 6.9% in the first and second quarters. World GDP is now expected to reach 3.5% in 2017 and 3.7% in 2018, up from 3.1% last year.2  Don’t break out the champagne just yet.

Despite the recent uptick, world economic growth is still forecast to be below the 1987-2007 average of around nearly 4%, even with global central banks pulling out all the stops. The Organisation for Economic Co-operation and Development (OECD) cautions that “strong and sustained medium-term growth is far from secured,” with weak investment, subdued inflation and slow wage growth among their concerns.3  Instead of blindly cheering on a modest pickup in economic activity, investors should be questioning how much real underlying progress has been made, and at what cost? What will happen when central banks actually start to take their foot off the gas? It would be one thing if stock market valuations were undemanding, but today that couldn’t be farther from the truth.

Quantitative Tightening

Never before has the world seen such widespread and coordinated central bank intervention. Negative interest rates remain en vogue, and the runaway QE freight train, pumping trillions of dollars into financial markets, continues to barrel down the track. Leading developed market central banks – the U.S. Federal Reserve (Fed), the European Central Bank (ECB), the Bank of Japan (BOJ), the Bank of England (BOE), and the Swiss and Swedish central banks – now hold over $15 trillion of assets, greater than four times their pre-crisis level, as reported by the Financial Times. This includes more than $9 trillion in government bonds, an astounding approximately 20% of the $46 trillion of total debt owed by their respective governments.4  The BOJ, the most radical
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[1]	Performance for the FMI International Fund Investor Class (FMIJX) for the third quarter of 2017 was 2.75%, and for the FMI International Fund Institutional Class (FMIYX), 2.81%.
[2]	OECD Interim Economic Outlook. September 20, 2017.
[3]	Ibid.
[4]	Kate Allen and Keith Fray. “Decade of QE leaves big central banks owning fifth of public debt.” Financial Times. August 15, 2017.

of the group, owns nearly 45% of all Japanese government bonds (JGBs),5 and upwards of 71% of domestic exchange-traded fund (ETF) assets.6  Meanwhile, the Fed has amassed $1.8 trillion of mortgage-backed securities, equating to approximately 18% of all first mortgages in America,7 while the ECB owns over 10% of the eurozone’s corporate debt.8  Central banks have spent around $2 trillion in 2017 alone, matching the annual run rate in recent years in less than nine months.9  And while the Fed has stopped expanding its balance sheet, the rest of the world certainly has not:

Fortunately, we may soon be approaching an inflection point, as central banks are finally starting to consider dialing back their extraordinary stimulus. The Fed plans to start slowly unwinding its balance sheet in October, while gradually raising interest rates in the coming year. The ECB is scheduled to discuss how they can start winding down their €2 trillion QE program, with speculation that they may start tapering monthly asset purchases in early 2018. The BOE seems poised to raise interest rates, stating that “some withdrawal of monetary stimulus was likely to be appropriate over the coming months.” Japan, on the other hand, appears set to maintain unconventional monetary policies for the foreseeable future. In aggregate, central bank balance sheets may actually start to decline as early as next year (a good thing).

The conventional wisdom is that QE has worked well and can be unwound gracefully. Proponents will point to the recent acceleration in growth and appreciation in asset prices (stocks, bonds, real estate, crypto currencies, etc.) as evidence of success, though this is not the whole story. If you believe Fed Chair Janet Yellen, reducing the Fed’s balance sheet will be akin to “watching paint dry,” a non-event for financial markets. This is wishful thinking. To our surprise, Yellen also recently surmised that we are unlikely to see another financial crisis “in our lifetimes” and described this year’s low inflation as a bit of a “mystery.” Perhaps her predictions (and credibility) should be taken with a grain of salt.

We have reiterated many times over that printing money does not solve real-world problems. Critics of the central banks’ heavy hand (count Fiduciary Management, Inc. among them) would point to the misallocation of resources (zombie companies, highly-valued asset markets, etc.), the rise of wealth inequality, artificial suppression of interest rates (leading to increased risk-taking,
_______________

[5]	“At the end of August 2017, BoJ owned 44.7% of the JGB market, up from 44.3% in July.” Japan Macro Advisors. September 4, 2017.
[6]	Masahiro Hidaka and Toru Fujioka. “Japan Central Bank’s ETF Shopping Spree Is Becoming a Worry.” Bloomberg. July 17, 2017.
[7]	Grant’s Interest Rate Observer. June 30, 2017.
[8]	Simon Ballard, Paul Cohen and Cecile Gutscher. “How 1,000 Corporate-Bond Buys Upended Europe’s Debt Market.” Bloomberg. September 6, 2017.
[9]	Michael Hartnett and Jared Woodard. “The Flow Show.” Bank of America Merrill Lynch. September 7, 2017.

debt levels, and financial engineering), slow economic growth (vs. history), absence of volatility, and increased investor complacency. There is also the potential for a debt trap, where governments and companies have levered up their balance sheets at a time when borrowing was cheap, but will struggle to service the debt when interest rates rise.

Even if we were willing to give central bankers the benefit of the doubt (which we are not), and assumed that QE was good for the economy and financial markets, how can the unwinding of these same policies also be good? You can’t have it both ways:  “heads you win, tails you win more.”  Something has to give.

Valuation As Our Guide

Unfortunately, stocks have outpaced fundamentals in recent years. High-quality businesses often trade at a standard deviation or more above historical averages, leaving little-to-no margin for error. Companies will struggle to grow into their current valuation multiples, absent a significant acceleration in their business trajectories. Meanwhile, fixed income yields are near the lowest in history. Some investors believe this is justification for today’s lofty equity prices (e.g., using a lower discount rate on future cash flows), but we are not comfortable making this assumption; free money won’t last forever. The following chart depicts how far from “normal” we have come:

As reported by Bloomberg, in August, “the yield on debt issued by European junk-rated companies traded in line with that of U.S. Treasuries for the first time on record.”10  To earn a measly yield of around 2.4%, investors could buy either high-yield Euro corporate junk bonds with a significant risk of default, or U.S. treasuries, considered one of the safest and most boring investments in the world. This pari-passu relationship would never exist during normal times, but reflects the profound impact central banks are having on financial markets, and results in what looks like a bond bubble. Deutsche Bank Chief Executive Officer John Cryan explains that “There has been absolutely no price discovery now in corporate bonds, so we don’t really know the price of credit, which is a very dangerous situation.”11  We agree. When central bankers flood the market with over $8.5 trillion of negative-yielding debt and drive down interest rates, investors start to stretch for yield and increase risk across asset classes, including equities. This is not likely to end well. The notion that central banks can change course without rocking the boat appears optimistic, at best.
_______________

[10]	Simon Ballard, Paul Cohen and Cecile Gutscher. “How 1,000 Corporate-Bond Buys Upended Europe’s Debt Market.” Bloomberg. September 6, 2017.
[11]	Almost Daily Grant’s. July 18, 2017.

Costly Hires

On the surface, labor markets in Europe and Japan have been improving. Unemployment is at an 8-year low in the eurozone (9.2%) and a 23-year low in Japan (2.9%). Nonetheless, long-term economic prosperity has been elusive in both geographies. Over the last ten years, the eurozone layered on roughly €3.6 ($4.2) trillion of government debt, while Japan added ¥242 ($2.2) trillion. What have they gotten for all the money they’ve spent?  Approximately 3.1 million and 820 thousand new jobs, respectively.12  While the following math is crude, this equates to roughly $1.4 and $2.6 million spent for every job created, and cumulative job growth of only 2.1% and 1.3%, respectively. While headline employment appears to be on the mend, when you peel back the onion, the underlying progress does not instill confidence.

Too Big To Fail

After the financial crisis (and for good reason), European authorities created rules that were designed to avoid using public money to bail out troubled banks. Today, regulators can trigger a conversion of debt to equity, force bondholders to take losses, compel bankers to recapitalize, and thus spare losses to taxpayers. In theory, this will help avoid a moral hazard, defined as “a situation in which people or organizations do not suffer from the results of their bad decisions [someone else bears the burden], so may increase the risks they take.”13  As is the case elsewhere in Europe (i.e., EU budget deficit rules), regulatory enforcement can be lax and rules are often broken without consequence. In Italy, taxpayers now face a bill of up to €22 billion ($26 billion), and they are on the hook to bail out three troubled Italian banks. Italy nationalized Banca Monte dei Paschi di Siena SpA, and cleaned up the mess at Banca Popolare di Vicenza SpA and Veneto Banca SpA, before selling the “good assets” to Intesa Sanpaolo SpA for 1 euro.14  These midsized banks were apparently “too big to fail,” with the Italian government using a loophole in Europe’s new banking rules to prop up the institutions with taxpayer money. This sets a dangerous precedent, and may lead to a lack of accountability and increased risk-taking. In a free market system, businesses (including banks) must to be allowed to fail, and cannot rely on government bailouts every time they run into trouble. While Italy may have shored-up the weakest links in its banking system in the near term, Italian lenders still own around €173 billion of bad debt.15  If they are not careful, it may only be a matter of time before history repeats itself.

Rocket Man

North Korea gets the award for geopolitical drama in the quarter, and still stock markets didn’t skip a beat. The rogue nation recklessly fired two ballistic missiles over Japan, and issued a statement that Japan “no longer needed to exist” and should be “sunken into the sea” by a nuclear bomb; for good measure, they added that the U.S. mainland should be reduced to “ashes and darkness.” While President Trump’s intemperate remarks about destroying North Korea didn’t help matters, we find it noteworthy that China President Xi Jinping has not put the hammer down on North Korea, instead letting the U.S. do the dirty work. It calls into question whether China is serious about becoming a global leader in geopolitics. Meanwhile, the Japanese stock market advanced by 4.6% in the period, and the Korean market was up slightly. Risk is a secondary consideration when global central bankers have your back, so it seems.
_______________

[12]	Bloomberg data.
[13]	Cambridge Business English Dictionary.
[14]	Edward Robinson and Sonia Sirletti. “Italian Banks Hit Reset as Taxpayer Billions Bail Out Lenders.” Bloomberg. July 5, 2017.
[15]	Valentina Romei and Thomas Hale. “Italian banks’ bad loans fall sharply as economy rebounds.” Financial Times. September 12, 2017.

Caution Flags

In China, a potential credit bubble remains top-of-mind. After its annual review of the economy, the IMF warned that China’s credit growth was on a “dangerous trajectory” with “increasing risks of a disruptive adjustment and/or a marked growth slowdown.” As summarized by The Guardian, “the IMF expressed concern at the methods used to keep the economy expanding rapidly – an increase in government spending to fund infrastructure programmes and a willingness to allow state-controlled banks to lend more for speculative property developments.” In addition, debt is becoming “less effective as a means of stimulating activity,” as “China needed three times as much credit in 2016 to achieve the same amount of growth as in 2008.”16  Not long after the IMF report, S&P Global Ratings cut China’s credit rating from AA- to A+, citing increased “economic and financial risks” and “diminished financial stability.”17

Neither of these reports came as a surprise. In fact, they are probably well overdue. We have written extensively about China in prior shareholder letters, detailing our view that its economy is fraught with risk. The banking system and real estate markets are especially vulnerable, and a collapse of either would be felt well beyond China’s borders. Our trepidation remains, and we will continue to keep our distance.

Attractive investment opportunities are few and far between in global financial markets today. While stocks are expensive, inevitably the “good times” will come to an end. Eventually fear will replace greed, volatility will return, and discipline will supersede speculation. Valuations will once again matter to investors. Instead of piling in and reaching for returns, the herd will be moving quickly toward the exits. It’s at that point when contrarian investing and active management will prove their value. In the meantime, we will continue to manage our portfolios conservatively, waiting patiently for opportunities to present themselves. Though we may miss out on some of the upside by refusing to chase the market, we hope to make that up in spades in the downturn. Avoiding permanent impairment of capital is paramount. Investors can take comfort knowing that our team will always “eat our own cooking,” investing alongside our shareholders in each of our investment products.

Highlighted below are a couple of our more recent investments:

Millicom International Cellular S.A. (MIC SS)
(Analyst: Dan Sievers)

Description

Millicom International Cellular provides wireless service under the Tigo brand to 32 million customers across seven Latin American markets (55% of customers in Guatemala and Colombia) with an average revenue per user (ARPU) of  around $8.00, and likewise, wireless service to 21 million customers across four African markets (49% of customers in Tanzania) with an ARPU of about $2.50. Additionally, Millicom offers traditional cable internet and other service with a monthly ARPU of around $28.00 to 3.2 million consumers and businesses (within a footprint of 8.6 million homes passed) across the seven Latin American countries. In 1998, Millicom operations were diffuse across 21 markets, but today the company is focused mainly on converged communications in its seven Latin American markets, where broadband penetration is low (and rising). Trailing 12 months’ contribution of Latin American earnings before interest, taxes, depreciation and amortization (EBITDA) on a proportionate ownership basis is as follows:  Guatemala (24%), Paraguay (20%), Colombia (16%), Bolivia (14%), Honduras (12%), El Salvador (9%), and Costa Rica & Nicaragua (5%). Millicom remains 37% owned by Kinnevik AB (KINV.B SE), which is controlled by the Stenbeck family in Sweden.
_______________

[16]	Larry Elliot. “IMF warns China over ‘dangerous’ growth in debt.” The Guardian. August 15, 2017.
[17]	“S&P Cuts China’s Credit Rating, Citing Risk From Debt Growth.” Bloomberg. September 21, 2017.

Good Business

•
Millicom is the number one or two provider in wireless and cable across each of its key Latin American markets, where the closest rival is generally America Movil (AMXL-MX), Telefonica (TEF-ES), or both. While wireless customer penetration in these markets is already high (impeding reported customer growth), smartphone penetration is currently only 45%, and only 15% of customers are 4G data users (vs. 28% in Chile and 67% in North America). Customer migration to 4G data is currently producing more than two times current monthly ARPU.

•
The scale of Millicom’s fixed hybrid fiber/coaxial (HFC) cable networks represents a large barrier to entry and is a strong upgradable foundation from which Millicom can expand the network, while maintaining attractive marginal cable economics (passing homes at an initial cost of $100 and connecting homes at $28 monthly ARPU requires modest customer penetration assumptions to produce strong incremental returns on invested capital). In the past twelve months, Millicom passed an additional 1.2 million homes (+18%) bringing the total to 7.9 million. Millicom’s long-term target is 15 million homes passed. In Millicom’s markets, 2015 fixed internet penetration ranged from only 7% to 37%.

•
Mobile network owners benefit significantly from ownership of in-footprint fixed networks, as common distribution endpoints can better bundle and sell products (reducing churn) while wireless towers can be more efficiently planned to take advantage of fixed fiber network backhaul as data traffic increases over time (helping to future-proof wireless networks for a fiber-intensive 5G future).

Valuation

•	At November 2016 lows near $42.00, Millicom shares were down 65% from their mid-2011 highs.

•
Millicom trades for 6.0 times enterprise value-to-proportionate EBITDA (2017 estimate) and 5.6 times EV/EBITDA (2018 estimate), with modest proportionate net debt leverage of 2.2 times (below global and regional peer averages). Millicom announced the sale of what is arguably its most challenged wireless-only network (Senegal) for 6.3 times EBITDA. HFC cable infrastructure typically receives higher multiples. A 7.0 times EBITDA multiple on estimated 2018 EBITDA would translate to roughly $93.00 stock, or approximately 37% upside from today’s $68.00 price.

Management

•
Chief Executive Officer Mauricio Ramos (49) joined Millicom in March of 2015 following nine years as president of Liberty Global’s Latin American division (now LiLAC). Mr. Ramos was John Malone’s Director at Columbus International (now part of LiLAC), is Chairman of the Latin American Cable Operators Association (TEPAL), and joined the board at Charter (CHTR) in May of 2016. Mr. Ramos has made multiple open market purchases of Millicom stock since November 2016.

•	Chief Financial Officer Tim Pennington (58) joined Millicom in February 2014 from Cable & Wireless (now part of LiLAC).

Investment Thesis

In building some of the earliest wireless voice networks in (mostly) secondary Latin American markets, Millicom secured good low-band voice-coverage spectrum (an advantage) and rode the wave of voice customer additions to high margins and high returns (peaking in 2011). As Latin American customers began consuming mobile data, they have assigned increasingly little value to Mobile Voice & SMS (short message/texting) service, sending that revenue line into a long decline

(consistent with other geographies). The financial impact of this decline was compounded by a huge multi-year profit margin reset as Millicom invested to rebuild and densify its networks for mobile data (3G/4G), subsidized some smartphone adoption, made missteps into internet content, and wisely invested in HFC cable, preparing the company for a converged fixed/mobile future. A gradual margin recovery began to take hold in the first half of 2015 on the back of the favorable mix shift in revenues to mobile data and cable services, but steep ongoing declines in Mobile Voice & SMS (-17% in the 2nd quarter of 2017) have recently dragged four quarters of organic growth into modestly negative territory, scaring off short-term oriented investors and providing an attractive entry point in the shares. With Mobile Voice & SMS down to just 33% of Latin American service revenue, ongoing strong growth from an ever-larger mobile data and cable services footprint (now 66% of Latin American service revenue) will lead the return to positive and accelerating organic growth. With the return of organic growth in Latin America, the ongoing divestiture of African wireless networks, and the possible relisting of shares in the U.S., we expect investors to reassess and rediscover Millicom’s networks.

Travis Perkins PLC (TPK LN)
(Analyst: Jordan Teschendorf)

Description

Travis Perkins (TPK) is the largest supplier of building materials in the United Kingdom, operating wholesale distribution and retail home improvement do-it-yourself (DIY) businesses across a network of over 2,000 branches. Within the U.K. marketplace, the group is the largest general merchant, the largest supplier of plumbing and heating equipment, the number three player in DIY, and a leading supplier of specialist building products. The group’s businesses are organized and managed through four divisions, with fiscal year 2016 sales exposure as follows:  General Merchanting (33%), Plumbing & Heating (22%), Contracts (20%), and Consumer (25%).

Good Business

•
TPK’s large scale and branch density provide it with a competitive advantage in terms of purchasing, distribution, fulfillment, and IT investment capability, versus generally fragmented and unsophisticated competitors.

•
The company’s core business sells predominantly heavy products with a low value-to-weight ratio, thus providing it protection from online disintermediation and ensuring that branches remain highly relevant.

•
In 2016, about 70% of TPK’s revenue was related to remodeling maintenance and improvement work, which has proven to be a faster-growing and less volatile market than new construction over full market cycles.

•
The company has invested over £330 million of growth capital in the last three years (excluding property additions) to extend its leadership in the U.K. market through an enhanced supply chain, IT infrastructure, and new format stores.

•
Despite temporarily high investment levels, the company’s return on tangible invested capital (adjusted for leases) remains above its cost of capital, averaging 15.8%, 15.8%, and 17.2% over the last 3, 5 and 10-year periods, respectively.

•
TPK is in a strong financial position, with net debt of £377 million relative to fiscal 2016 trading profit of £409 million, and lease-adjusted leverage of approximately 2.6x. These metrics have consistently improved over the last five years.

Valuation

•	Travis Perkins’ shares are down 25% over the last two years, lagging the FTSE All-Share Index by nearly 50%.

•
The company’s enterprise value-to-sales multiple is 0.63 times, which is 18% below the trailing 10-year average of 0.77 times, and 24% below the trailing 5-year average of 0.83 times (over one standard deviation).

•	The company’s 12-month forward enterprise value-to-EBITDA multiple is 7.8 times, which is 14% below the 5-year average of 9.1 times, and slightly below the 10-year average of 8.0 times.

•	The company pays a progressive dividend (2.50-3.25 coverage) that yields nearly 3.2% on an annualized basis.

Management

•
John Carter was appointed Chief Executive Officer in January 2014, having served as Chief Operating Officer from 2005 to 2011. Mr. Carter began his career at Sandell Perkins in 1978, before the merger with Travis & Arnold to form Travis Perkins in 1988.  He succeeded Geoff Cooper who joined TPK in 2005, soon after the Wickes acquisition (a part of Consumer).

•
Tony Buffin was appointed COO in March 2017 and has commercial responsibility for the Plumbing & Heating and Toolstation businesses.  Mr. Buffin joined TPK in April 2013 as Chief Financial Officer, and previously served as CFO of Coles (part of Wesfarmers Group).

•	Compensation for executives and branch managers is tied, in part, to lease-adjusted returns on capital.

Investment Thesis

Travis Perkins has built a solid franchise serving the U.K. trade market, operating a dense branch network and investing ahead of competition to drive market outperformance across most of its businesses. Elevated investment spending over the last three years strongly positions the company to participate in the growth of its end markets, of which housing and infrastructure have historically been structurally undersupplied, with volumes still substantially below peak levels. Macroeconomic concerns surrounding Brexit and the anticipated hit to consumer confidence and housing-related expenditures have weighed heavily on the share price, which has given us an opportunity to build a position in this above-average business at a reasonable price.

Thank you for your support of the FMI International Fund.

This shareholder letter is unaudited.

FMI International Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

During the fiscal year ended September 30, 2017, the FMI International Fund (FMIJX) the “Fund” had a total return of 13.66%.  Over the same period, the MSCI EAFE Index the “Index” returned 19.02% in local currency and 19.10% in U.S. Dollars (USD). Sectors that aided the Fund’s relative performance included Health Technology, Communications, and Electronic Technology. In Health Technology, our lack of exposure to this underperforming area added to performance.  The Communications sector for the Index was an underperformer, yet a recent addition to the Fund of Millicom International along with Vivendi contributed to performance.  Samsung Electronics, TE Connectivity, and Rolls Royce Holdings performed well in Electronic Technology. On the negative side, Finance, Industrial Services and Producer Manufacturing all weighed on relative performance. The Fund’s relatively high cash level was also a drag on performance. Fairfax Financial negatively impacting the relative performance of the Fund within the Finance Sector, as they had some negative mark to market investment losses.  The Fund’s underperformance in the Industrial Services sector was driven by Schlumberger’s exposure to energy end markets.  Despite double digit returns in Producer Manufacturing, the aggregate performance from Jardine Strategic and Smiths Group were not enough to keep pace with the group. Cash levels remain higher than normal due to difficulty in finding high-quality undervalued securities. Currency hedging has also been a meaningful headwind versus the USD index, as the dollar has weakened considerably over the period. While there was some trimming of various positions, the positions sold outright during the fiscal year were Electrocomponents, Danone, SMC Corp., Shin-Etsu Chemical, Hyundai GreenFood, Akzo Nobel, and Svenska Cellulosa. New additions to the Fund include Whitbread, Millicom International, Liberty Global – LiLAC, Travis Perkins, and Bureau Veritas.  As of September 30, 2017, the Fund was overweighted in Commercial Services, Electronic Technology, and Consumer Services and considerably underweighted in Finance, Health Technology, and Energy Minerals.

With a backdrop of accelerating economic growth, international equity markets continued their steady ascent.  After years of stimulus, quantitative easing, manipulated interest rates, and rising asset prices, we are now witness to the “the broadest synchronized upswing the world economy has experienced in the last decade.”  Despite the recent uptick, world economic growth is still forecast to be below the 1987-2007 period.  Central banks are finally starting to consider dialing back their extraordinary stimulus.  Printing money does not solve real-world problems, it creates a misallocation of resources, the rise of wealth inequality, artificial suppression of interest rates, slow economic growth, absence of volatility, and increased investor complacency.

Stocks have outpaced fundamentals in recent years. High-quality businesses often trade at a standard deviation or more above historical averages, leaving little-to-no margin for error. Companies will struggle to grow into their current valuation multiples, absent a significant acceleration in business trajectories. Attractive investment opportunities are difficult to find in global financial markets today. We remain cautious and continue to manage the Fund conservatively, waiting patiently for opportunities to present themselves.  The Fund continues to sell at a significant discount to the MSCI EAFE on most valuation measures.

FMI International Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
(Continued)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI INTERNATIONAL FUND – INVESTOR CLASS AND MSCI EAFE(1)

AVERAGE ANNUALIZED TOTAL RETURN

					Inception
	Inception				through
	Date	1-Year	5-Year	10-Year	9/30/2017
FMI International Fund – Investor Class	12/31/2010	13.66%	11.62%	N/A	10.25%
FMI International Fund – Institutional Class	10/31/2016	N/A	N/A	N/A	14.95%
MSCI EAFE Net (LOC)(1)*		19.02%	12.26%	2.62%	8.26%
MSCI EAFE Net (USD)(1)*		19.10%	8.38%	1.34%	5.62%

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

FMI International Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
(Continued)

(1)
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.  The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  The MSCI EAFE Index is unmanaged and investors cannot invest directly in the Index.  Index results are inclusive of dividends and net of foreign withholding taxes.  The reported figures include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses.

The MSCI EAFE Index is calculated in local currency (LOC) as well as in U.S. dollars (USD).  The concept of a LOC calculation excludes the impact of currency fluctuations.  All currencies of listing are considered in the Index calculation in LOC where current prices (t) and previous day prices (t-1) are converted into USD using the same exchange rate (exchange rate t-1) in the numerator and denominator.  As a consequence, the FX factor drops out of the equation.  The USD calculation includes exchange rates at t and t-1.  Therefore, the LOC calculation only represents the price appreciation or depreciation of the securities, whereas the USD calculation also accounts for the performance of the currency (or currencies) relative to the USD. MSCI EAFE is a service mark of MSCI Barra.

*	The benchmark since inception returns are calculated since inception of the Investor Class, December 31, 2010 to September 30, 2017.

An investment cannot be made directly into an index.

FMI International Fund
SCHEDULE OF INVESTMENTS
September 30, 2017

Shares		Cost	Value

LONG-TERM INVESTMENTS — 82.4% (a)
COMMON STOCKS — 74.9% (a)

COMMERCIAL SERVICES SECTOR — 9.9%
	Advertising/Marketing Services — 1.7%
7,317,000	WPP PLC (Jersey) (b)	$158,874,137	$135,774,731
	Miscellaneous Commercial Services — 5.0%
2,638,400	Bureau Veritas S.A. (France) (b)	66,420,348	68,089,782
1,154,966	DKSH Holding AG (Switzerland) (b)	75,096,077	98,144,458
3,258,000	Secom Co. Ltd. (Japan) (b)	231,459,756	237,262,397
		372,976,181	403,496,637
	Personnel Services — 3.2%
3,300,000	Adecco Group AG (Switzerland) (b)	205,754,431	257,084,930

COMMUNICATIONS SECTOR — 4.9%
	Wireless Telecommunications — 4.9%
2,815,000	Millicom International Cellular S.A.
	(Luxembourg) (b)	148,919,934	185,956,903
8,235,000	Vivendi S.A. (France) (b)	157,744,338	208,622,790
		306,664,272	394,579,693

CONSUMER DURABLES SECTOR — 7.1%
	Electronics/Appliances — 2.7%
6,448,000	Electrolux AB – Series B (Sweden) (b)	165,764,349	219,462,849
	Motor Vehicles — 1.6%
9,703,000	Isuzu Motors Ltd. (Japan) (b)	113,083,472	128,650,896
	Other Consumer Specialties — 1.4%
25,725,000	Samsonite International S.A.
	(Luxembourg) (b)	79,346,234	110,637,888
	Tools & Hardware — 1.4%
2,881,600	Makita Corp. (Japan) (b)	73,637,290	116,303,469

CONSUMER NON-DURABLES SECTOR — 7.2%
	Food: Major Diversified — 2.1%
2,080,000	Nestlé S.A. (Switzerland) (b)	155,993,228	174,597,803
	Household/Personal Care — 5.1%
2,021,000	Henkel AG & Co. KGaA (Germany) (b)	201,812,237	246,097,672
2,950,000	Unilever PLC (Britain) (b)	121,718,361	170,743,883
		323,530,598	416,841,555

CONSUMER SERVICES SECTOR — 8.0%
	Cable/Satellite TV — 2.3%
4,200,000	Liberty Global PLC LiLAC (Britain)*	93,928,370	97,860,000
3,710,000	Shaw Communications Inc. (Canada)	71,349,633	85,394,670
		165,278,003	183,254,670
	Casinos/Gaming — 1.1%
70,280,000	Genting Malaysia Berhad (Malaysia) (b)	78,498,337	89,575,351

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Shares		Cost	Value

LONG-TERM INVESTMENTS — 82.4% (a) (Continued)
COMMON STOCKS — 74.9% (a) (Continued)

CONSUMER SERVICES SECTOR — 8.0% (Continued)
	Restaurants — 4.6%
5,288,461	Compass Group PLC (Britain) (b)	$93,110,221	$112,207,973
5,155,000	Whitbread PLC (Britain) (b)	240,856,286	260,205,973
		333,966,507	372,413,946

DISTRIBUTION SERVICES SECTOR — 5.8%
	Wholesale Distributors — 5.8%
7,750,000	Travis Perkins PLC (Britain) (b)	149,048,157	150,430,930
4,875,000	Ferguson PLC (Jersey) (b)	276,693,086	319,844,571
		425,741,243	470,275,501

ELECTRONIC TECHNOLOGY SECTOR — 5.8%
	Aerospace & Defense — 2.9%
19,900,000	Rolls-Royce Holdings PLC (Britain)*(b)	188,749,587	236,695,630
	Electronic Components — 2.9%
2,868,000	TE Connectivity Ltd. (Switzerland)	187,014,573	238,216,080

FINANCE SECTOR — 4.4%
	Property/Casualty Insurance — 4.4%
2,585,000	Admiral Group PLC (Britain) (b)	58,244,576	62,989,886
560,000	Fairfax Financial Holdings Ltd. (Canada)	271,804,559	291,424,404
		330,049,135	354,414,290

INDUSTRIAL SERVICES SECTOR — 3.1%
	Oilfield Services/Equipment — 3.1%
3,650,000	Schlumberger Ltd. (Curacao)	289,859,915	254,624,000

PROCESS INDUSTRIES SECTOR — 3.2%
	Chemicals: Agricultural — 3.2%
13,633,000	Potash Corp. of Saskatchewan Inc. (Canada)	295,998,875	262,298,920

PRODUCER MANUFACTURING SECTOR — 6.8%
	Industrial Conglomerates — 6.8%
5,520,000	Jardine Strategic Holdings Ltd. (Bermuda) (b)	182,226,411	238,745,007
14,800,000	Smiths Group PLC (Britain) (b)	263,459,046	313,013,128
		445,685,457	551,758,135

RETAIL TRADE SECTOR — 1.7%
	Specialty Stores — 1.7%
885,000	Dufry AG (Switzerland)*(b)	110,943,043	140,674,005

TECHNOLOGY SERVICES SECTOR — 4.2%
	Information Technology Services — 4.2%
2,518,000	Accenture PLC (Ireland)	260,263,407	340,106,260

TRANSPORTATION SECTOR — 2.8%
	Other Transportation — 2.8%
44,763,509	Bolloré (France) (b)	190,034,766	223,843,099
	Total common stocks	5,257,707,040	6,075,580,338

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2017

Shares		Cost	Value

LONG-TERM INVESTMENTS — 82.4% (a) (Continued)
PREFERRED STOCKS — 7.5% (a)

CONSUMER DURABLES SECTOR — 1.4%
	Motor Vehicles — 1.4%
1,240,000	Hyundai Motor Co. (South Korea) (b)	$107,872,012	$111,152,981

CONSUMER NON-DURABLES SECTOR — 2.2%
	Household/Personal Care — 2.2%
686,000	Amorepacific Corp. (South Korea) (b)	93,026,538	93,489,938
171,000	LG Household & Health Care Ltd.
	(South Korea) (b)	62,411,759	89,433,078
		155,438,297	182,923,016

ELECTRONIC TECHNOLOGY SECTOR — 3.9%
	Telecommunications Equipment — 3.9%
173,000	Samsung Electronics Co. Ltd.
	(South Korea) (b)	199,975,320	312,929,416
	Total preferred stocks	463,285,629	607,005,413
	Total long-term investments	5,720,992,669	6,682,585,751

Principal Amount

SHORT-TERM INVESTMENTS — 17.7% (a)
	Bank Deposit Account — 7.8%
$631,110,203	U.S. Bank, N.A., 1.05%^(c)	631,110,203	631,110,203
	U.S. Treasury Securities — 9.9%
400,000,000	U.S. Treasury Bills, 0.436%, due 10/05/17^	399,951,556	399,975,796
200,000,000	U.S. Treasury Bills, 0.770%, due 10/12/17^	199,932,778	199,948,650
200,000,000	U.S. Treasury Bills, 0.822%, due 10/19/17^	199,906,500	199,913,230
	Total U.S. treasury securities	799,790,834	799,837,676
	Total short-term investments	1,430,901,037	1,430,947,879
	Total investments — 100.1%	$7,151,893,706	8,113,533,630
	Other assets, less liabilities — (0.1%) (a)		(7,280,504)
	TOTAL NET ASSETS — 100.0%		$8,106,253,126

*	Non-income producing security.
^	The rate shown is as of September 30, 2017.
(a)	Percentages for the various classifications relate to total net assets.
(b)
Security does not trade during New York Stock Exchange hours and has been valued in accordance with the procedures discussed in Note 1(a) to the financial statements and has been classified as Level 2.  As of September 30, 2017 the aggregate value of these securities was $5,112,661,417.

(c)	$1,760,000 of this security is held as collateral for certain forward currency contracts.
PLC	Public Limited Company

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
SCHEDULE OF FORWARD CURRENCY CONTRACTS
September 30, 2017

			U.S. $ Value on		U.S. $ Value on
			September 30,		September 30,
			2017		2017	Unrealized
Settlement		Currency to	of Currency to	Currency to	of Currency to	Appreciation
Date	Counterparty	be Delivered	be Delivered	be Received	be Received	(Depreciation)
10/27/17	Bank of New	1,170,000,000	$1,569,278,759	1,527,528,600	$1,527,528,600	$(41,750,159)
	York Mellon	British Pound		U.S. Dollar

10/27/17	Goldman	380,000,000	304,606,617	302,194,088	302,194,088	(2,412,529)
	Sachs & Co.	Canadian Dollar		U.S. Dollar

10/27/17	JP Morgan	500,000,000	591,857,431	578,540,000	578,540,000	(13,317,431)
	Chase	Euro		U.S. Dollar

10/27/17	State Street	55,000,000,000	489,471,223	493,997,925	493,997,925	4,526,702
	Global Markets,	Japanese Yen		U.S. Dollar
	LLC

10/27/17	Bank of New	370,000,000	87,530,413	85,807,050	85,807,050	(1,723,363)
	York Mellon	Malaysian Ringgit		U.S. Dollar

10/27/17	State Street	585,000,000,000	510,948,074	520,819,423	520,819,423	9,871,349
	Global Markets,	South Korean		U.S. Dollar
	LLC	Won

10/27/17	State Street	1,900,000,000	233,646,490	230,067,664	230,067,664	(3,578,826)
	Global Markets,	Swedish Krona		U.S. Dollar
	LLC

10/27/17	JP Morgan	580,000,000	600,084,030	611,201,855	611,201,855	11,117,825
	Chase	Swiss Franc		U.S. Dollar
			$4,387,423,037		$4,350,156,605	$(37,266,432)

The accompanying notes to financial statements are an integral part of this schedule.

FMI International Fund
INDUSTRY SECTORS
as of September 30, 2017 (Unaudited)

FMI Funds, Inc.
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2017

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund
ASSETS:
Investments in securities, at value (a)	$6,380,488,542	$1,101,234,783	$8,113,533,630
Receivables from shareholders for purchases	4,204,969	2,653,040	10,017,700
Deposits for forward currency contracts	—	—	10,430,000
Dividends and interest receivable	6,766,972	493,654	20,552,873
Receivable for investments sold	—	—	9,271,258
Unrealized appreciation on
forward currency contracts	—	—	25,515,876
Prepaid expenses	131,152	76,020	188,676
Total assets	$6,391,591,635	$1,104,457,497	$8,189,510,013
LIABILITIES:
Payable to shareholders for redemptions	$10,843,633	$267,503	$4,965,472
Payable to adviser for management fees	2,569,600	641,834	3,433,910
Payable to broker for collateral received	—	—	10,430,000
Payable for foreign currency transactions	—	—	10,593
Unrealized depreciation on
forward currency contracts	—	—	62,782,308
Other liabilities	959,565	197,948	1,634,604
Total liabilities	14,372,798	1,107,285	83,256,887
Net assets	$6,377,218,837	$1,103,350,212	$8,106,253,126
NET ASSETS:
Capital Stock	$3,848,078,250	$739,227,166	$7,127,850,878
Net unrealized appreciation (depreciation)
on investments:
Securities	2,042,127,481	274,549,300	961,639,924
Forward currency contracts	—	—	(37,266,432)
Foreign currency transactions	—	—	150,392
Accumulated undistributed
net realized gain (loss)	452,019,370	89,572,051	67,207,393
Undistributed net investment income (loss)	34,993,736	1,695	(13,329,029)
Net assets	6,377,218,837	1,103,350,212	8,106,253,126
CALCULATION OF NET ASSET VALUE PER SHARE:
Investor Class shares:
Net assets	$3,856,952,890	$825,176,242	$5,369,580,207
Shares outstanding	173,988,145	28,617,674	159,877,079
Shares authorized ($0.0001 par value)	400,000,000	200,000,000	300,000,000
Net asset value, offering and redemption
price per share	$22.17	$28.83	$33.59

Institutional Class shares:
Net assets	$2,520,265,947	$278,173,970	$2,736,672,919
Shares outstanding	113,650,993	9,640,758	81,411,789
Shares authorized ($0.0001 par value)	200,000,000	100,000,000	200,000,000
Net asset value, offering and redemption
price per share	$22.18	$28.85	$33.62
(a) Identified cost of investments	$4,338,361,061	$826,685,483	$7,151,893,706

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds, Inc.
STATEMENTS OF OPERATIONS
For the Year Ending September 30, 2017

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund

INCOME:
Dividends*	$98,410,103	$9,772,602	$125,368,533
Interest	3,075,986	1,146,311	9,894,814
Total investment income	101,486,089	10,918,913	135,263,347
EXPENSES:
Management fees	43,974,033	9,057,284	49,173,413
Shareholder servicing fees (Investor Class)	5,674,311	763,443	7,020,660
Administration and accounting services	1,798,254	305,726	1,921,906
Transfer agent fees	990,630	134,903	850,475
Printing and postage expense	423,179	52,451	546,262
Custodian fees	219,586	36,421	1,009,663
Registration fees	140,318	89,083	482,083
Board of Directors fees	109,450	109,450	109,450
Professional fees	70,079	62,421	65,567
Other expenses	190,631	68,883	171,042
Total expenses	53,590,471	10,680,065	61,350,521
NET INVESTMENT INCOME (LOSS)	47,895,618	238,848	73,912,826
NET REALIZED GAIN (LOSS) ON INVESTMENTS:
Securities	625,075,612	101,191,857	107,253,910
Forward currency contracts	—	—	18,404,584
Foreign currency transactions	—	—	(28,676,458)
NET REALIZED GAIN (LOSS) ON INVESTMENTS	625,075,612	101,191,857	96,982,036
NET CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) ON INVESTMENTS:
Securities	399,097,341	75,161,472	755,727,807
Forward currency contracts	—	—	(11,166,578)
Foreign currency transactions	—	—	257,877
NET CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) ON INVESTMENTS	399,097,341	75,161,472	744,819,106
NET GAIN (LOSS) ON INVESTMENTS	1,024,172,953	176,353,329	841,801,142
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,072,068,571	$176,592,177	$915,713,968

* Net withholding taxes	$1,696,650	$—	$10,471,635

The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2017 and 2016

	2017	2016
OPERATIONS:
Net investment income (loss)	$47,895,618	$85,422,434
Net realized gain (loss) on investments	625,075,612	444,975,000
Net change in unrealized
appreciation (depreciation) on investments	399,097,341	368,090,908
Net increase (decrease) in net assets from operations	1,072,068,571	898,488,342
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income (Investor Class)	(54,156,552)	(85,598,665)
Net investment income (Institutional Class)	(17,815,881)	—
Net realized gains (Investor Class)	(295,164,433)	(756,814,477)
Net realized gains (Institutional Class)	(94,830,701)	—
Total distributions	(461,967,567)	(842,413,142)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
derived from Fund share activities (Note 8)	(808,991,156)	(1,979,189,844)
TOTAL INCREASE (DECREASE)	(198,890,152)	(1,923,114,644)
NET ASSETS AT THE BEGINNING OF THE YEAR	6,576,108,989	8,499,223,633
NET ASSETS AT THE END OF THE YEAR	$6,377,218,837	$6,576,108,989
Undistributed net investment income (loss)	$34,993,736	$59,070,551
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 8)	(37,968,105)	(99,312,442)

The accompanying notes to financial statements are an integral part of these statements.

FMI Common Stock Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2017 and 2016

	2017	2016
OPERATIONS:
Net investment income (loss)	$238,848	$(607,379)
Net realized gain (loss) on investments	101,191,857	59,697,294
Net change in unrealized
appreciation (depreciation) on investments	75,161,472	64,237,052
Net increase (decrease) in net assets from operations	176,592,177	123,326,967
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income (Investor Class)	(42,282)	—
Net investment income (Institutional Class)	(28,262)	—
Net realized gains (Investor Class)	(40,682,135)	(118,034,018)
Net realized gains (Institutional Class)	(6,638,215)	—
Total distributions	(47,390,894)	(118,034,018)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
derived from Fund share activities (Note 8)	29,495,395	(304,416,881)
TOTAL INCREASE (DECREASE)	158,696,678	(299,123,932)
NET ASSETS AT THE BEGINNING OF THE YEAR	944,653,534	1,243,777,466
NET ASSETS AT THE END OF THE YEAR	$1,103,350,212	$944,653,534
Undistributed net investment income (loss)	$1,695	$(166,609)
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 8)	1,092,444	(12,480,330)

The accompanying notes to financial statements are an integral part of these statements.

FMI International Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2017 and 2016

	2017	2016
OPERATIONS:
Net investment income (loss)	$73,912,826	$34,802,975
Net realized gain (loss) on investments	96,982,036	96,862,002
Net change in unrealized
appreciation (depreciation) on investments	744,819,106	311,306,685
Net increase (decrease) in net assets from operations	915,713,968	442,971,662
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income (Investor Class)	(146,718,193)	(48,049,577)
Net investment income (Institutional Class)	(21,606,217)	—
Net realized gains (Investor Class)	(34,095,065)	(536,796)
Net realized gains (Institutional Class)	(4,989,390)	—
Total distributions	(207,408,865)	(48,586,373)
FUND SHARE ACTIVITIES:
Net increase (decrease) in net assets
derived from Fund share activities (Note 8)	2,372,205,999	2,325,388,962
TOTAL INCREASE (DECREASE)	3,080,511,102	2,719,774,251
NET ASSETS AT THE BEGINNING OF THE YEAR	5,025,742,024	2,305,967,773
NET ASSETS AT THE END OF THE YEAR	$8,106,253,126	$5,025,742,024
Undistributed net investment income (loss)	$(13,329,029)	$81,242,272
FUND SHARE TRANSACTIONS:
Net increase (decrease) in shares outstanding (Note 8)	77,398,619	80,416,363

The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

Investor Class
	Years Ended September 30,
	2017		2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$20.20		$20.00	$22.21	$20.52	$17.38
Income from investment operations:
Net investment income (loss)(1)	0.15		0.21	0.19	0.19	0.18
Net realized and unrealized
gain (loss) on investments	3.30		2.04	(0.17)	2.92	3.37
Total from investment operations	3.45		2.25	0.02	3.11	3.55
Less distributions:
Distributions from net investment income	(0.23)		(0.21)	(0.18)	(0.18)	(0.20)
Distributions from net realized gains	(1.25)		(1.84)	(2.05)	(1.24)	(0.21)
Total from distributions	(1.48)		(2.05)	(2.23)	(1.42)	(0.41)
Net asset value, end of year	$22.17		$20.20	$20.00	$22.21	$20.52
TOTAL RETURN	17.86%		12.36%	(0.54%)	15.77%	20.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	3,856,953		6,576,109	8,499,224	9,217,399	8,122,016
Ratio of expenses to average net assets	0.86%		0.90%	0.93%	0.94%	0.96%
Ratio of net investment income (loss)
to average net assets	0.71%		1.09%	0.87%	0.87%	0.95%
Portfolio turnover rate	16	%(2)	17%	18%	31%	30%

(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout the period)

Institutional Class
	For the Period
	from October 31, 2016*
	to September 30, 2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$19.73
Income from investment operations:
Net investment income (loss)(1)	0.16
Net realized and unrealized gain (loss) on investments	3.77
Total from investment operations	3.93
Less distributions:
Distributions from net investment income	(0.23)
Distributions from net realized gains	(1.25)
Total from distributions	(1.48)
Net asset value, end of period	$22.18
TOTAL RETURN	20.76	%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	2,520,266
Ratio of expenses to average net assets	0.72	%(3)
Ratio of net investment income (loss) to average net assets	0.81	%(3)
Portfolio turnover rate	16	%(4)

*	Inception date.
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

Investor Class
	Years Ended September 30,
	2017		2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$25.42		$25.05	$29.12	$29.05	$25.43
Income from investment operations:
Net investment income (loss)(1)	0.00	*	(0.01)	0.01	0.04	0.07
Net realized and unrealized
gain (loss) on investments	4.69		2.84	(0.74)	2.91	6.05
Total from investment operations	4.69		2.83	(0.73)	2.95	6.12
Less distributions:
Distributions from net investment income	0.00	*	—	(0.02)	(0.13)	(0.09)
Distributions from net realized gains	(1.28)		(2.46)	(3.32)	(2.75)	(2.41)
Total from distributions	(1.28)		(2.46)	(3.34)	(2.88)	(2.50)
Net asset value, end of year	$28.83		$25.42	$25.05	$29.12	$29.05
TOTAL RETURN	18.96%		12.61%	(3.38%)	10.44%	26.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	825,176		944,654	1,243,777	1,407,840	1,259,158
Ratio of expenses to average net assets	1.06%		1.12%	1.17%	1.18%	1.19%
Ratio of net investment income (loss)
to average net assets	0.00%		(0.06%)	0.04%	0.14%	0.26%
Portfolio turnover rate	26	%(2)	17%	29%	33%	24%

*	Amount is less than $0.005.
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout the period)

Institutional Class
	For the Period
	from October 31, 2016*
	to September 30, 2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$24.72
Income from investment operations:
Net investment income (loss)(1)	0.03
Net realized and unrealized gain (loss) on investments	5.39
Total from investment operations	5.42
Less distributions:
Distributions from net investment income	(0.01)
Distributions from net realized gains	(1.28)
Total from distributions	(1.29)
Net asset value, end of period	$28.85
TOTAL RETURN	22.43	%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	278,174
Ratio of expenses to average net assets	0.97	%(3)
Ratio of net investment income (loss) to average net assets	0.12	%(3)
Portfolio turnover rate	26	%(4)

*	Inception date.
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI International Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

Investor Class
	Years Ended September 30,
	2017		2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$30.67		$27.63	$28.64	$26.34	$22.12
Income from investment operations:
Net investment income (loss)(1)	0.32		0.29	0.25	0.30	0.25
Net realized and unrealized
gain (loss) on investments	3.72		3.27	(0.30)	2.74	4.29
Total from investment operations	4.04		3.56	(0.05)	3.04	4.54
Less distributions:
Distributions from net investment income	(0.91)		(0.51)	(0.58)	(0.19)	(0.08)
Distributions from net realized gains	(0.21)		(0.01)	(0.38)	(0.55)	(0.24)
Total from distributions	(1.12)		(0.52)	(0.96)	(0.74)	(0.32)
Net asset value, end of year	$33.59		$30.67	$27.63	$28.64	$26.34
TOTAL RETURN	13.66%		13.07%	(0.19%)	11.74%	20.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	5,369,580		5,025,742	2,305,968	474,358	137,906
Ratio of expenses to average net assets:
Before expense reimbursement	0.91%		0.94%	0.98%	1.03%	1.15%
After expense reimbursement	0.91%		0.94%	0.98%	1.00%	1.00%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement	1.02%		1.01%	0.87%	1.05%	0.89%
After expense reimbursement	1.02%		1.01%	0.87%	1.08%	1.04%
Portfolio turnover rate	26	%(2)	16%	9%	22%	21%

(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI International Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout the period)

Institutional Class
	For the Period
	from October 31, 2016*
	to September 30, 2017
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$30.36
Income from investment operations:
Net investment income (loss)(1)	0.35
Net realized and unrealized gain (loss) on investments	4.04
Total from investment operations	4.39
Less distributions:
Distributions from net investment income	(0.92)
Distributions from net realized gains	(0.21)
Total from distributions	(1.13)
Net asset value, end of period	$33.62
TOTAL RETURN	14.95	%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	2,736,673
Ratio of expenses to average net assets	0.77	%(3)
Ratio of net investment income (loss) to average net assets	1.19	%(3)
Portfolio turnover rate	26	%(4)

*	Inception date.
(1)	Net investment income (loss) per share was calculated using average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover rate is disclosed for the Fund as a whole.

The accompanying notes to financial statements are an integral part of this statement.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
September 30, 2017

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Large Cap Fund, the FMI Common Stock Fund, and the FMI International Fund (collectively, the “Funds” or, individually, a “Fund”). The FMI Large Cap Fund (the “Large Cap Fund”), the FMI Common Stock Fund (the “Common Stock Fund”), and the FMI International Fund (the “International Fund”) are each a series of FMI Funds, Inc. (the “Company”). The Company was incorporated under the laws of Maryland on September 5, 1996. The Large Cap Fund commenced operations on December 31, 2001 and the International Fund commenced operations on December 31, 2010. The Common Stock Fund is the successor to the FMI Common Stock Fund, the sole series of FMI Common Stock Fund, Inc. (the “Predecessor Common Stock Fund”). The Predecessor Common Stock Fund commenced operations on December 18, 1981. The reorganization was effective as of January 31, 2014, and the Common Stock Fund is the accounting survivor of the reorganization. The Predecessor Common Stock Fund was incorporated under the laws of Wisconsin on July 29, 1981.

Effective October 31, 2016, the Funds offer two classes of shares (Investor and Institutional).  The Institutional Class has the same management fee as the Investor Class and does not have a shareholder servicing plan.  A higher investment minimum is required for the Institutional Class than the Investor Class.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares on its relative net assets.  The Board of Directors (the “Board”) may elect to have certain expenses specific to the Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Class shares or Institutional Class shares are generally allocated to each such Class proportionately (after any applicable base fee to be paid by a class of shares of a Fund attributable to such expense) on the basis of the net asset value of that Class in relation to the net asset value of the applicable Fund.

Both the Large Cap Fund and the International Fund are registered as non-diversified, open-end management investment companies under the Investment Company Act of 1940 (the “Act”), as amended. The Common Stock Fund is registered as a diversified open-end management investment company under the Act. The Funds follow the investment company accounting and financial reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Financial Services – Investment Companies” Topic 946 (“ASC 946”). The assets and liabilities of each Fund in the Company are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Large Cap Fund is to seek long-term capital appreciation by investing mainly in a limited number of large capitalization value stocks. The investment objective of the Common Stock Fund is to seek long-term capital appreciation by investing mainly in small to medium capitalization value stocks. The investment objective of the International Fund is to seek capital appreciation by investing mainly in a limited number of large capitalization value stocks of non-U.S. companies. Effective April 30, 2017, the International Fund is closed to new investors.

(a)
Each security is valued at the current day last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities that are traded over-the-counter, including U.S. Treasury securities are valued at the close

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

(1)	Summary of Significant Accounting Policies — (Continued)

price, if not close, then at the latest bid price. Bank deposits are valued at acquisition cost which approximates fair value. Unlisted equity securities for which market quotations are readily available are valued at the close price, if not close, then at the most recent bid price. Foreign securities are valued on a basis of quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. For the International Fund only, options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser in accordance with procedures approved by the Board. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. For the International Fund only, for securities that do not trade during New York Stock Exchange hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Board utilizes a service provided by an independent third party to assist in fair valuation of certain securities for the International Fund.  As of September 30, 2017, there were no securities that were internally fair valued.

The Funds apply the provisions of the FASB Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Funds use various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For the International Fund only, over the counter derivatives such as forward currency contracts may be valued using quantitative models. These models may use pricing curves based on market inputs including current exchange rates or indices. These curves are combined with volatility factors to value the overall positions. The market inputs are generally significant and can be corroborated with observable market data and therefore are classified in level 2.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

(1)	Summary of Significant Accounting Policies — (Continued)

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Funds’ investments as of September 30, 2017, based on the inputs used to value them:

	Large Cap	Common Stock	International	International
	Fund	Fund	Fund	Fund
	Investments	Investments	Investments	Other Financial
Valuations	in Securities	in Securities	in Securities	Instruments*
Assets:
Level 1 — Common Stocks	$5,817,238,055	$880,884,475	$1,569,924,334	$—
Level 2 — Common Stocks	—	—	4,505,656,004	—
Preferred Stocks	—	—	607,005,413	—
Short-Term
Bank Deposit
Account	563,250,487	95,381,445	631,110,203	—
Short-Term U.S.
Treasury Securities	—	124,968,863	799,837,676	—
Forward Currency
Contracts	—	—	—	25,515,876
Total Level 2	563,250,487	220,350,308	6,543,609,296	25,515,876
Level 3 —	—	—	—	—
Total Assets	6,380,488,542	1,101,234,783	8,113,533,630	25,515,876
Liabilities:
Level 2 —Forward Currency
Contracts	—	—	—	(62,782,308)
Total	$6,380,488,542	$1,101,234,783	$8,113,533,630	$(37,266,432)

* Other financial instruments are derivative instruments, specifically forward currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument.

It is the Funds’ policy to recognize transfers between levels at the end of the reporting period. For the fiscal year ended September 30, 2017, there were no transfers between levels.

See the Schedules of Investments for investments detailed by industry classifications.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis. For financial reporting purposes, investment transactions are recorded on the trade date.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

(1)	Summary of Significant Accounting Policies — (Continued)

(c)
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective date of such transactions. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

(d)
Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The Funds record the amortization and accretion of discounts and premiums on securities purchased using the effective interest method in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

(e)
The International Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency rates on its foreign portfolio holdings or to hedge certain purchase and sale commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily and the asset or liability therein represents unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. On a quarterly average there were thirteen forward currency contracts outstanding during the year ended September 30, 2017. These contracts are not subject to master netting agreements.  For Non-Deliverable Forward Currency Contracts (“Contract”) the International Fund posts collateral, in the form of cash or cash equivalents to a segregated account at the custodian when the Contract is in an unrealized loss position. When the Contract is in an unrealized gain position, the counterparty posts collateral to a segregated account at the custodian.

The fair value of the forward currency contracts as of September 30, 2017, is included in the following location on the Statements of Assets and Liabilities for the International Fund:

		Fair Value of		Fair Value of
		Asset Forward		(Liability) Forward
	Location	Currency Contracts	Location	Currency Contracts
Forward currency	Unrealized	$25,515,876	Unrealized	$(62,782,308)
contracts	appreciation on		depreciation on
	forward currency		forward currency
	contracts		contracts

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

(1)	Summary of Significant Accounting Policies — (Continued)

Realized and unrealized gains and losses on forward currency contracts entered into during the year ended September 30, 2017, are recorded in the following location on the Statements of Operations for the International Fund:

		Realized		Unrealized
	Location	Gain	Location	(Loss)
Forward currency	Net realized	$18,404,584	Net change in	$(11,166,578)
contracts	gain on forward		unrealized depreciation
	currency contracts		on forward
currency contracts

These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized on the Statements of Assets and Liabilities for the International Fund. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
The Funds may own certain securities that are restricted. Restricted securities include Section 4(2) commercial paper or securities issued in a private placement. The Funds did not hold any restricted securities as of September 30, 2017.

(h)
No provision has been made for Federal income taxes since the Funds have elected to be taxed as “regulated investment companies.” The Funds intend to distribute substantially all net investment company taxable income and net capital gains to their respective shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(i)
The Funds have reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland for the Large Cap Fund, Common Stock Fund and International Fund and Federal and the state of Wisconsin for the Predecessor Common Stock Fund, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on certain tax benefits on uncertain tax positions as income tax expense in the Statements of Operations.  During the year ended September 30, 2017, the Funds did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2017, open Federal tax years include the prior four fiscal tax years ended September 30, 2017.  The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)
GAAP requires that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.  These differences are caused primarily by differences in the treatment of certain components of income or realized capital gain for federal income tax purposes.  The Fund may utilize earnings and profits distributed to shareholders

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

(1)	Summary of Significant Accounting Policies — (Continued)

on redemption of shares as part of the dividends paid deduction.  These reclassifications have no effect on net assets, results of operations or net asset value per share.  For the International Fund these differences are also due to the tax treatment of forward currency contracts and foreign currency transactions.  These reclassifications have no impact on the net asset value of the International Fund and are designed to present the undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders. During the fiscal year ended September 30, 2017, the reclassifications were as follows:

	Undistributed Net	Accumulated Net
	Investment Income (Loss)	Realized Gain (Loss)	Capital Stock
Large Cap Fund	$—	$(105,961,023)	$105,961,023
Common Stock Fund	$—	$(7,026,571)	$7,026,571
International Fund	$(159,717)	$(18,047,491)	$18,207,208

(k)	Common Company expenses are typically allocated evenly between the Funds of the Company, or by other equitable means.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Funds each have a management agreement with Fiduciary Management, Inc. (“FMI” or the “Adviser”), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager.

Pursuant to current Investment Advisory agreements, effective as of February 1, 2017, the Adviser is entitled to receive a fee. The fee is computed and payable at the end of each month. The following annual percentages of each Fund’s average daily net assets are used:

•	Large Cap Fund: 0.70% of the assets from $0 - $2.5 billion; 0.65% of the assets from $2.5 - $5.0 billion; and 0.60% of the assets over $5.0 billion.

•	Common Stock Fund: 0.90% of the assets from $0 - $500 million; 0.85% of the assets from $500 million - $1.0 billion; 0.80% of the assets over $1.0 billion.

•	International Fund: 0.75% of the assets from $0 - $2.5 billion; 0.70% of the assets from $2.5 - $5.0 billion; 0.65% of the assets from $5.0 - $10.0 billion; and 0.60% of the assets over $10.0 billion.

Prior to February 1, 2017, the Adviser was entitled to the following annual percentages of each Fund’s average daily net assets:

•	Large Cap Fund: 0.75% of the assets from $0 - $2.5 billion; 0.70% of the assets from $2.5 - $5.0 billion; 0.65% of the assets from $5.0 - $10.0 billion; and 0.60% of the assets over $10.0 billion.

•
Common Stock Fund: 0.95% of the assets from $0 - $500 million; 0.90% of the assets from $500 million - $1.0 billion; 0.85% of the assets from $1.0 - $1.5 billion; and 0.80% of the assets over $1.5 billion.

•	International Fund: 0.75% of the assets from $0 - $2.5 billion; 0.70% of the assets from $2.5 - $5.0 billion; 0.65% of the assets from $5.0 - $10.0 billion; and 0.60% of the assets over $10.0 billion.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties — (Continued)

The Funds are responsible for paying their proportionate share of the compensation, benefits and expenses of the Funds’ Chief Compliance Officer. For administrative convenience, FMI initially makes these payments and is later reimbursed by the Funds.

Under the respective Investment Advisory or operating expenses limitation agreements, FMI will reimburse the Funds for expenses as follows:

	Investor Class Expense Cap	Institutional Class Expense Cap
Large Cap Fund	1.20%	1.10%
Common Stock Fund	1.30%	1.20%
International Fund	1.75%	1.65%

For the year ended September 30, 2017, there were no contractual or voluntary reimbursements required for the Funds.

The Large Cap Fund and the International Fund have each entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act. Each Plan, if implemented, provides that the applicable Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of such Fund’s daily net assets or the actual distribution costs incurred during the year. Amounts payable under each Plan would be paid monthly for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the year ended September 30, 2017, no such expenses were charged to the shareholders of either Fund as the Funds had not implemented the Plan.

Under the Funds’ organizational documents, each director, officer, employee or other agent of any Fund (including the Funds’ investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

At September 30, 2017, no person is deemed to “control” a Fund, as that term is defined in the Act, because the Funds do not know of any person who owns beneficially or through controlled companies more than 25% of a Fund’s Investor Class and Institutional Class shares, on a combined basis, or who acknowledges the existence of control.

(3)	Shareholder Servicing Plan —

The Funds have adopted a Shareholder Servicing Plan pursuant to which Investor Class shares may pay financial intermediaries for assets maintained in an omnibus account at an annual rate of up to 0.15% of the average daily net assets, or an annual per account rate approved by the Board of Directors. The Board of Directors may also authorize the Funds to pay for shareholder services outside of the plan.

For the year ended September 30, 2017, shareholder servicing fees incurred are disclosed on the Statements of Operations.

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

(4)	Loan Agreements —

U.S. Bank, N.A. (the “Bank”) has made available to the Company a $675,000,000 umbrella credit facility, pursuant to the loan agreement (the “Agreement”) effective June 2, 2017 for the FMI Funds, Inc. for the purposes of having cash available to satisfy redemption requests and is subject to certain restrictions and covenants. Principal is due not more than 45 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the Bank’s current prime rate minus one percent on the amount borrowed. Advances will be collateralized by securities owned by the borrowing Fund. During the year ended September 30, 2017, none of the Funds borrowed against the Agreement. The new Agreement is subject to renewal on June 1, 2018.

(5)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(6)	Investment Transactions —

For the year ended September 30, 2017, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Large Cap Fund	Common Stock Fund	International Fund
Purchases	$985,040,286	$222,747,414	$2,982,799,095
Sales	2,149,552,534	353,527,468	1,431,711,571

(7)	Income Tax Information —

The following information for the Funds is presented on an income tax basis as of September 30, 2017:

				Net
				Unrealized		Distribu-
				Appreciation	Distribu-	table	Other
		Gross	Gross	(Depreciation)	table	Long-Term	Accum-
	Cost of	Unrealized	Unrealized	on	Ordinary	Capital	ulated
	Investments	Appreciation(1)	Depreciation(1)	Investments(1)	Income	Gains	Losses
Large Cap
Fund	$4,382,152,106	$2,105,511,249	$(107,174,813)	$1,998,336,436	$96,696,563	$434,107,588	$—
Common
Stock
Fund	829,078,103	291,206,523	(19,049,843)	272,156,680	6,528,566	85,437,800	—
International
Fund	7,118,913,836	1,168,092,734	(210,588,980)	957,503,754	54,363,677	15,333,031	(48,798,214)

(1)	Represents amounts of investments in securities, forward currency contracts and foreign currency transactions.

The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended September 30, 2017 and 2016, and tax basis late year losses as of September 30, 2017, which are not recognized for tax purposes until the first day of the following fiscal year are:

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

(7)	Income Tax Information — (Continued)

	September 30, 2017			September 30, 2016
	Ordinary	Long-Term	Late	Ordinary	Long-Term	Late
	Income	Capital Gains	Year	Income	Capital Gains	Year
	Distributions*	Distributions	Losses	Distributions*	Distributions	Losses
Large Cap
Fund	$71,972,433	$389,995,134	$—	$153,479,727	$688,933,415	$—
Common
Stock Fund	628,667	46,762,227	—	—	118,034,018	(166,609)
International
Fund	184,023,852	23,385,013	(48,798,214)	48,049,577	536,796	—

*	For federal income tax purposes, distributions on short-term capital gains are treated as ordinary income distributions.

(8)	Fund Share Transactions —

	Year Ended		Year Ended
	September 30, 2017		September 30, 2016
Large Cap Fund	Shares	Amount	Shares	Amount

Sales
Investor Class	21,655,099	$448,604,812	49,558,557	$952,385,108
Institutional Class	136,146,705	2,847,096,672	—	—
Reinvestment of dividends
and distributions
Investor Class	17,228,386	343,878,586	43,713,542	796,897,874
Institutional Class	4,373,527	87,208,121	—	—
Redemptions
Investor Class	(190,502,583)	(3,974,081,352)	(192,584,541)	(3,728,472,826)
Institutional Class	(26,869,239)	(561,697,995)	—	—
Total Investor Class	(151,619,098)	(3,181,597,954)	(99,312,442)	(1,979,189,844)
Total Institutional Class	113,650,993	2,372,606,798	—	—
Net increase (decrease)	(37,968,105)	$(808,991,156)	(99,312,442)	$(1,979,189,844)

	Year Ended		Year Ended
	September 30, 2017		September 30, 2016
Common Stock Fund	Shares	Amount	Shares	Amount

Sales
Investor Class	4,060,207	$109,556,600	5,314,334	$128,194,956
Institutional Class	10,006,334	268,595,468	—	—
Reinvestment of dividends
and distributions
Investor Class	1,488,053	39,165,565	5,129,663	114,904,447
Institutional Class	251,636	6,623,050	—	—
Redemptions
Investor Class	(14,096,574)	(377,610,214)	(22,924,327)	(547,516,284)
Institutional Class	(617,212)	(16,835,074)	—	—
Total Investor Class	(8,548,314)	(228,888,049)	(12,480,330)	(304,416,881)
Total Institutional Class	9,640,758	258,383,444	—	—
Net increase (decrease)	1,092,444	$29,495,395	(12,480,330)	$(304,416,881)

FMI Funds, Inc.
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2017

(8)	Fund Share Transactions — (Continued)

	Year Ended		Year Ended
	September 30, 2017		September 30, 2016
International Fund	Shares	Amount	Shares	Amount
Sales
Investor Class	89,860,897	$2,793,637,875	99,474,241	$2,874,668,799
Institutional Class	90,816,851	2,840,643,850	—	—
Reinvestment of dividends
and distributions
Investor Class	5,915,278	175,802,061	1,718,023	47,743,869
Institutional Class	894,973	26,589,641	—	—
Redemptions
Investor Class	(99,789,345)	(3,131,105,701)	(20,775,901)	(597,023,706)
Institutional Class	(10,300,035)	(333,361,727)	—	—
Total Investor Class	(4,013,170)	(161,665,765)	80,416,363	2,325,388,962
Total Institutional Class	81,411,789	2,533,871,764	—	—
Net increase (decrease)	77,398,619	$2,372,205,999	80,416,363	$2,325,388,962

(9)	Subsequent Events —

On September 15, 2017, the Board approved the year-end distributions for the Funds. Cash dividends in the aggregate amounts equal to each of the Fund’s net investment income and short-term capital gains, if any, which will be treated as ordinary income, and long-term capital gains, to be payable on December 15, 2017 to outstanding shares of record at the close of business on December 14, 2017.

FMI Funds, Inc.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of FMI Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and forward currency contracts, of FMI Funds, Inc. comprising FMI Large Cap Fund, FMI Common Stock Fund, and FMI International Fund (the “Funds”) as of September 30, 2017, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets and financial highlights for the years ended prior to September 30, 2017, were audited by other auditors whose report dated October 25, 2016, expressed an unqualified opinion on those statements and highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting FMI Funds, Inc. as of September 30, 2017, the results of their operations, changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 1, 2017

FMI Funds, Inc.
EXPENSE EXAMPLE (Unaudited)

As a shareholder of the FMI Funds you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Funds do not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 through September 30, 2017.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the row entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in a Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, as described above. Therefore, the hypothetical line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FMI Funds, Inc.
EXPENSE EXAMPLE (Unaudited) (Continued)

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund
Investor Class
Actual Beginning Account Value 4/01/17	$1,000.00	$1,000.00	$1,000.00
Actual Ending Account Value 9/30/17	$1,065.90	$1,065.40	$1,063.60
Actual Expenses Paid
During Period* 4/01/17-9/30/17	$4.35	$5.44	$4.66
Hypothetical Beginning
Account Value 4/01/17	$1,000.00	$1,000.00	$1,000.00
Hypothetical Ending
Account Value 9/30/17	$1,020.86	$1,019.80	$1,020.56
Hypothetical Expenses Paid
During Period* 4/01/17-9/30/17	$4.26	$5.32	$4.56
Annualized Expense Ratio*	0.84%	1.05%	0.90%
Institutional Class
Actual Beginning Account Value 4/01/17	$1,000.00	$1,000.00	$1,000.00
Actual Ending Account Value 9/30/17	$1,066.30	$1,066.10	$1,064.60
Actual Expenses Paid
During Period* 4/01/17-9/30/17	$3.68	$4.92	$3.93
Hypothetical Beginning
Account Value 4/01/17	$1,000.00	$1,000.00	$1,000.00
Hypothetical Ending
Account Value 9/30/17	$1,021.51	$1,020.31	$1,021.26
Hypothetical Expenses Paid
During Period* 4/01/17-9/30/17	$3.60	$4.81	$3.85
Annualized Expense Ratio*	0.71%	0.95%	0.76%

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2017 and September 30, 2017).

FMI Funds, Inc.
DIRECTORS AND OFFICERS (Unaudited)

		Term of	Principal
	Positions	Office and	Occupation(s)	Other
Name, Age	Held with	Length of	During Past	Directorships Held by
and Address*^	the Funds	Time Served	Five Years	Director or Officer
Non-Interested Directors
Barry K. Allen, 68	Director	Indefinite	Mr. Allen is President of	BCE, Inc.
		Term Since	Allen Enterprises, LLC	(Bell Canada
		2001	(Boca Grande, FL) a	Enterprise)
			private equity investments	and CDW
			and management company,	Corp.
and Operating Partner
for Providence Equity
Partners (Providence, RI)
since September, 2007.

Robert C.	Director	Indefinite	Mr. Arzbaecher retired as	CF Industries
Arzbaecher, 57		Term Since	Chairman and Chief	Holdings, Inc.
		2007	Executive Officer of
Actuant Corporation
(Menomonee Falls, WI)
in March, 2016.

Lawrence J. Burnett, 59	Director	Indefinite	Mr. Burnett is a shareholder	None
		Term Since	and employee of Reinhart
		August, 2016	Boerner Van Deuren s.c.
(Milwaukee, WI), since his
graduation from Cornell
Law School in 1982.
Mr. Burnett is also the Co-
Chair of Reinhart Boerner’s
business law department.

Rebecca W. House, 44	Director	Indefinite	Ms. House is Senior Vice	Rockwell
		Term Since	President, General Counsel	Automation,
		September	and Secretary at Rockwell	Inc.
		15, 2017	Automation, Inc., an
industrial automation
company, since January
2017. From October 2010 to
December 2016, Ms. House
was Assistant General
Counsel at Harley-Davidson,
Inc., a motorcycle manufacturer.

Paul S. Shain, 54	Director	Indefinite	Mr. Shain is President and	None
		Term Since	Chief Executive Officer
		2001	of Singlewire Software,
LLC (Madison, WI), a
provider of IP-based
paging and emergency
notification systems,
since April, 2009.

FMI Funds, Inc.
DIRECTORS AND OFFICERS (Unaudited) (Continued)

		Term of	Principal
	Positions	Office and	Occupation(s)	Other
Name, Age	Held with	Length of	During Past	Directorships Held by
and Address*^	the Funds	Time Served	Five Years	Director or Officer
Non-Interested Directors
Robert J. Venable, 53	Director	Indefinite	Mr. Venable is President of	None
		Term Since	Charter Steel (Milwaukee,
		August, 2016	WI), a producer of special
bar quality wire rod, since
July, 2013. From January,
2000 to May, 2013, Mr.
Venable was a Managing
Director of R.W. Baird, a

Interested Directors
John S. Brandser,** 55	Director	Indefinite	Mr. Brandser is President,	None
		Term Since	Secretary, Chief
		2009	Operating Officer and
	President	One Year	Chief Compliance Officer
	and	Term Since	of Fiduciary Management,
	Treasurer	2017	Inc. and has been
		One Year	employed by the Adviser
		Term Since	in various capacities
		2017	since March, 1995.

Patrick J. English,** 56	Director	Indefinite	Mr. English is Chief	None
		Term Since	Executive Officer, Chief
		2001	Investment Officer and
	Vice	One Year	Treasurer of Fiduciary
	President	Term Since	Management, Inc. and has
	and	2001	been employed by the
	Secretary	One Year	Adviser in various capacities
		Term Since	since December, 1986.
2017

Ted D. Kellner,** 71	Director	Indefinite	Mr. Kellner retired as	None
		Term Since	Executive Chairman of
		2001	Fiduciary Management,
Inc. (which he co-founded)
in June, 2017. Mr. Kellner
served as President and
Treasurer of FMI Funds, Inc.
or the Predecessor
Common Stock Fund
from December, 1981 to
September, 2017.

FMI Funds, Inc.
DIRECTORS AND OFFICERS (Unaudited) (Continued)

		Term of	Principal
	Positions	Office and	Occupation(s)	Other
Name, Age	Held with	Length of	During Past	Directorships Held by
and Address*^	the Funds	Time Served	Five Years	Director or Officer
Other Officer
Lauren A. Grebe, 30	Chief	At	Ms. Grebe is Chief	None
	Compli-	Discretion	Compliance Officer of
	ance	of Board	the Funds since March,
	Officer	Since 2017	2017, and was previously a
Compliance Officer of the
Funds since June, 2016. From
August, 2009 to June, 2016,
Ms. Grebe was employed by
PricewaterhouseCoopers, LLP,
auditing clients in the asset
management industry.
__________
*	The address of each Director and Officer is c/o Fiduciary Management, Inc., 100 E. Wisconsin Ave., Suite 2200, Milwaukee, WI 53202.
**	Messrs. Brandser, English and Kellner are interested directors of the Funds because they are officers of the Funds and/or affiliated persons of the Adviser.
^	Each Non-Interested and Interested Director oversees 3 Funds in the complex.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited)

Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Securities named in the Letters to Shareholders, but not listed in the Schedules of Investments are not held in the Funds as of the date of this disclosure.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual securities.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus.

As of the Funds’ Prospectus dated January 31, 2017 and supplemented on March 17, 2017, the FMI Large Cap Fund, FMI Common Stock Fund and FMI International Funds’ Investor Class annual operating expense ratios are: 0.84%, 1.04% and 0.94%, respectively.  The FMI Large Cap Fund, FMI Common Stock Fund and FMI International Funds’ Institutional Class annual operating expense ratios are: 0.72%, 0.94%, and 0.80%, respectively.

Risks associated with investing in the Funds are as follows:

FMI Large Cap Fund: Stock Market Risk, Medium and Large Capitalization Companies Risks, Non-Diversification Risk (Non-Diversified funds are subject to higher volatility than funds that are invested more broadly), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability) and Liquidity Risk.

FMI Common Stock Fund: Stock Market Risk, Medium and Small Capitalization Companies Risks (which includes the potential for greater volatility and less financial resources than Large-Cap Companies), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability) and Liquidity Risk.

FMI International Fund: Stock Market Risk, Non-Diversification Risk (Non-Diversified funds are subject to higher volatility than funds that are invested more broadly), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability), Geographic Concentration Risk, Currency Hedging Risk, Large Capitalization Companies Risk and Liquidity Risk.

For details regarding these risks, please refer to the Funds’ Summary or Statutory Prospectuses dated January 31, 2017, each supplemented on March 17, 2017.

For more information about the FMI Funds, call 1-800-811-5311 for a free Prospectus or Summary Prospectus.  Please read these Prospectuses carefully to consider the investment objectives, risks, charges and expenses, before investing or sending money.  These Prospectuses contain this and more information about the FMI Funds.  Please read the Prospectuses or Summary Prospectuses carefully before investing.

Please note that the FMI International Fund is closed to new investors, effective April 30, 2017.

The Standard and Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Standard & Poor’s Ratings Group designates the stock to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Value Index includes equities that exhibit value characteristics and the Russell 2000 Growth Index includes equities that exhibit growth characteristics.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited) (Continued)

The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  The MSCI EAFE Index is unmanaged and investors cannot invest directly in the Index.  Index results are inclusive of dividends and net of foreign withholding taxes.  The reported figures include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses.

The MSCI EAFE Index is calculated in local currency (LOC) as well as in U.S. Dollars (USD).  The concept of a LOC calculation excludes the impact of currency fluctuations.  All currencies of listing are considered in the Index calculation in LOC where current prices (t) and previous day prices (t-1) are converted into USD using the same exchange rate (exchange rate t-1) in the numerator and denominator.  As a consequence, the FX factor drops out of the equation.  The USD calculation includes exchange rates at t and t-1.  Therefore, the LOC calculation only represents the price appreciation or depreciation of the securities, whereas the USD calculation also accounts for the performance of the currency (or currencies) relative to the USD.

MSCI EAFE is a service mark of MSCI Barra.

The FTSE All-Share Index is an average of share prices of all companies on the London Stock Exchange, about 1,000 companies, often used as a guide to compare the performance of different companies and industries.

All indices are unmanaged. It is not possible to invest directly into an index.

GLOSSARY

Compound Annual Growth Rate – the mean annual growth rate of an investment over a specified period.

Common Equity Basel III Tier 1 Ratio – measurement of a bank’s financial strength calculated by summing a bank’s equity capital and non-redeemable, non-cumulative preferred stock but excluding preferred stock and non-controlling interests and dividing by the risk-weighted assets. It is required that all banks have a ratio above 4.5% by 2019.

Debt-to-Capital ratio – measurement of the total amount of outstanding company debt as a percentage of the firm’s total capitalization. The ratio is an indicator of the company’s leverage.

EBIT – Earnings Before Interest & Tax – an indicator of a company’s profitability, calculated as revenue minus expenses, excluding tax and interest.

EBITDA – Earnings Before Interest Taxes Depreciation and Amortization is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

EPS – Earnings per Share – The portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.

EV/EBITDA – Enterprise Value to Earnings Before Interest Taxes Depreciation and Amortization is a measure of the value of a stock that compares a company’s enterprise value (market cap plus debt, minority interest and preferred shares, minus total cash and cash equivalents) to its earnings before interest taxes depreciation and amortization. EV/EBITDA is one of several fundamental indicators that investors use to determine whether a stock is priced well. The EV/EBITDA multiple is also often used to determine a company’s valuation in the case of a potential acquisition.

EV/Sales – Enterprise-Value-To-Sales – a valuation measure that compares the enterprise value of a company to the company’s sales. EV/sales gives investors an idea of how much it costs to buy the company’s sales.

GDP – Gross Domestic Product (GDP) is the monetary value of all finished goods and services produced within a country’s borders in a specific time period.

Price-to-earnings ratio – The price-earnings ratio (P/E Ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

FMI Funds, Inc.
DISCLOSURE INFORMATION (Unaudited) (Continued)

Price to Tangible Book Value – ratio used to compare a stock’s market value to its tangible book value. The tangible book value number is equal to the company’s total book value less the value of any intangible assets such as patents, intellectual property, goodwill, etc.

ROIC – Return on Invested Capital – a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. The return on invested capital measure gives a sense of how well a company is using its money to generate returns.

Return on Tangible Capital – indicates the return which can be expected on the tangible capital consumed and replaced through the normal business cycle. Tangible capital excludes factors that may be difficult to compare such as restructuring charges, goodwill impairment, or other intangible assets.

Reference definitions found at Investopedia.com

Distributed by Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Garden City, NY 11530

FMI Funds, Inc.
ADDITIONAL INFORMATION (Unaudited)

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. It will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how each of the Funds voted proxies relating to portfolio securities is available on the Funds’ website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TAX NOTICE (Unaudited)

For corporate shareholders of the Large Cap Fund, the Common Stock Fund and the International Fund, the percentage of dividend income distributed for the year ended September 30, 2017 which is designated as qualifying for the dividends received deduction is 93.09%, 100% and 0%, respectively. The International Fund intends to elect to pass-through to shareholders the income tax credit for taxes paid to foreign countries. For the year ended September 30, 2017, the foreign source income was $135,847,190 and the foreign tax expense was $10,471,635. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates. For all shareholders of the Large Cap Fund, the Common Stock Fund and the International Fund, the percentage of dividend income distributed for the year ended September 30, 2017 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 97.5%, 100% and 69.76%, respectively. For all shareholders of the Large Cap Fund, the Common Stock Fund and the International Fund, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) is 0%, 88.78% and 8.53%, respectively.

FMI Funds, Inc.
NOTICE OF PRIVACY POLICY (Unaudited)

Protecting the privacy of our shareholders is important to us. This notice describes the practices and policies through which we maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and
•	Information about your transactions with us, our affiliates and others, as well as other account data.

What Information We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. In the event that you hold shares of any Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS (Unaudited)

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Funds. If you would like to receive individual mailings, please call (800) 811-5311 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Thank you for allowing us to serve your investment needs.

 (This Page Intentionally Left Blank.)

FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN	REBECCA W. HOUSE
ROBERT C. ARZBAECHER	TED D. KELLNER
JOHN S. BRANDSER	PAUL S. SHAIN
LAWRENCE J. BURNETT	ROBERT J. VENABLE
PATRICK J. ENGLISH

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311 or 414-765-4124

CUSTODIAN	INDEPENDENT REGISTERED
U.S. BANK, N.A.	PUBLIC ACCOUNTING FIRM
Milwaukee, Wisconsin	COHEN & COMPANY, LTD.
Cleveland, Ohio
DISTRIBUTOR
RAFFERTY CAPITAL MARKETS, LLC	LEGAL COUNSEL
Garden City, New York	FOLEY & LARDNER LLP
Milwaukee, Wisconsin

FMI Funds, Inc.

1-800-811-5311
www.fmifunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Robert C. Arzbaecher, a member of its audit committee, is an audit committee financial expert.  Mr. Arzbaecher is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Service Fees

$60,000 (FY 2017) and $79,488 (FY 2016) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Service Fees

There were no fees billed in the last two fiscal years for Audit-Related Fees.

(c) Tax Service Fees

$15,000 (FY 2017) and $0 (FY 2016) are the aggregate fees billed in the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to registrant’s investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

 (d) All Other Service Fees

The registrant paid $0 (FY 2017) and $6,982 (FY 2016) for products and services provided by the principal accountant to the registrant, the principal accountant was engaged to assist the registrant in the establishment of a trading arrangement in a foreign jurisdiction and to review filing amendment of 485APOS to include Institutional Class Shares, as services reported in addition to paragraphs (a) – (c) of this Item 4.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e) (1) None

(e) (2) None

(f) Not applicable.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant’s investment adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)    The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures are effective, as of a date within 90 days of the filing of this report, based on their evaluation of the Registrant’s disclosure controls and procedures.

(b)
There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy
        Item 2 requirements through filing an exhibit. Filed herewith.

(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  FMI Funds, Inc.

By (Signature and Title)      /s/John S. Brandser
John S. Brandser, President/Principal Executive Officer

Date    November 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/John S. Brandser
John S. Brandser, President/Principal Executive Officer

Date    November 7, 2017

By (Signature and Title)      /s/John S. Brandser
John S. Brandser, Treasurer/Principal Financial Officer

Date    November 7, 2017